UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

SCHEDULE 14A INFORMATION

___________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MEDMEN ENTERPRISES INC.

(Name of registrant as specified in its charter)

______________________________________________________________

(Name of person(s) filing proxy statement, if other than the registrant)

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NOTICE OF MEETING

AND

PROXY STATEMENT

FOR THE

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
OF
MEDMEN ENTERPRISES INC.

TO BE HELD ON

April 20, 2022

Dated as of March 11, 2022

MEDMEN ENTERPRISES INC.
10115 Jefferson Boulevard
Culver City, California 90232

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

To Be Held on April 20, 2022
9:00 A.M. (Pacific Time)

NOTICE IS HEREBY GIVEN that the annual and special meeting (the “Meeting”) of the Shareholders of MEDMEN ENTERPRISES INC., a British Columbia corporation (“MedMen,” “we,” “our,” “us,” or the “Company”), will held virtually via the Internet at 9:00 a.m. (Pacific Time) on April 20, 2022 for the following purposes:

1.      to set the number of directors of the Company for the ensuring year at five (5), subject to permitted increases under the articles of the Company or otherwise;

2.      to elect the directors to serve for the ensuing year;

3.      to approve an amendment to the MedMen Enterprises Inc. 2018 Stock and Incentive Plan to set the amount reserved for future issuance under the plan to 200,000,000 Class B Subordinate Voting Shares plus all shares underlying outstanding awards as of April 1, 2021, the effective date of the approval by the board of directors;

4.      to appoint MNP LLP as the auditors of the Company for the ensuing year and to authorize the board of directors of the Company to fix their remuneration; and

5.      to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Particulars of the foregoing matters are set forth in the proxy statement for the Meeting dated March 11, 2022 (the “proxy statement”). The board of directors of the Company has fixed the close of business on March 4, 2022 as the record date for the determination of the shareholders of MedMen entitled to receive notice of, and to vote at, the Meeting (the “Record Date”). Only holders of our Class B Subordinate Voting Shares whose names have been entered in the register of shareholders as of the close of business on March 4, 2022 will be entitled to receive notice of, and to vote at, the Meeting and any postponements, adjournments or continuations thereof.

The Company is holding the Meeting as a completely virtual meeting (“Virtual Meeting”), which will be conducted via live webcast, where all shareholders regardless of geographic location and equity ownership will have an equal opportunity to participate at the Meeting. Shareholders will not be able to attend the Meeting in person. Registered shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting, or any adjournment or postponement of the Meeting, online at web.lumiagm.com/243159945. Beneficial shareholders (being shareholders who hold their shares through a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary (a “non-registered shareholder”)) who have not duly appointed themselves as proxyholder will be able to attend as a guest and view the webcast but not be able to participate or vote at the Meeting. For further information, see “General Information About the Annual and Special Meeting — Non-Registered Shareholders”, and “General Information About the Annual and Special Meeting — Voting at the Meeting” in the proxy statement.

A shareholder who wishes to appoint a person other than the management nominees identified on the form of proxy or voting instruction form, to represent him, her or it at the Meeting may do so by inserting such person’s name in the blank space provided in the form of proxy or voting instruction form and following the instructions for submitting such form of proxy or voting instruction form. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or voting instruction form. If you wish that a person other than the management nominees identified on the form of proxy or voting instruction form attend and participate at the Meeting as your proxy and vote your Shares, including if you are a non-registered shareholder and wish to appoint yourself as proxyholder to attend, participate and vote at the Meeting, you MUST register such proxyholder after having submitted your form of proxy or voting instruction form identifying such proxyholder. Failure to register the proxyholder will result in the proxyholder not receiving a Username to participate in the Meeting. Without a Username, proxyholders will not be able to attend, participate or vote at the Meeting. To register a proxyholder, shareholders MUST send an email to medmen@odysseytrust.com and provide Odyssey Trust

Company (“Odyssey”) with their proxyholder’s contact information, amount of shares appointed, name in which the shares are registered if they are a registered shareholder, or name of broker where the shares are held if a beneficial shareholder, so that Odyssey may provide the proxyholder with a Username via email.

On March 11, 2022, we mailed to our registered shareholders as of the close of business on the Record Date, an Important Notice Regarding the Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and our Annual Report on Form 10-K for the year ended June 26, 2021 (the “Annual Report”) on the Internet and also how to vote their shares via the Internet. If you received a Notice by mail, you will not receive printed proxy materials unless you specifically request them. Both the Notice and the proxy statement contain instructions on how you can request a paper copy of the proxy statement and the Annual Report on Form 10-K for the fiscal year ended June 26, 2021.

Whether or not you are able to attend the Meeting in person, you are encouraged to provide voting instructions on the enclosed form of proxy as soon as possible. The Company’s transfer agent, Odyssey, must receive your proxy no later than April 18, 2022 at 9:00 a.m. (Pacific time), or, if the Meeting is adjourned or postponed, no later than 48 hours (excluding Saturdays, Sundays and holidays in the Province of British Columbia) before any adjourned or postponed Meeting. You must send your proxy to the Company’s transfer agent by either using the envelope provided or by mailing the proxy to Odyssey Trust Company, Proxy Department, 350 – 409 Granville Street, Vancouver, British Columbia, Canada V6C 1T2. You may vote by email at proxy@odysseytrust.com, Attention: Proxy Department. You may also vote on the internet by going to http://odysseytrust.com/Transfer-Agent/Login and following the instructions. You will need your 12 digit control number located on the form of proxy.

If you are a non-registered shareholder, you should follow the voting procedures described in the form of proxy or voting instruction form provided by your broker or intermediary or call your broker or intermediary for information as to how you can vote your shares. Without specific instructions, brokers and their agents and nominees are prohibited from voting shares for the broker’s clients. Therefore, each non-registered shareholder should ensure that voting instructions are communicated to the appropriate person well in advance of the Meeting. Note that the deadlines set by your broker or intermediary for submitting your form of proxy or voting instruction form may be earlier than the dates described above. Shareholders should follow the instructions on the forms they receive and if they have any questions contact their intermediaries or Odyssey, the Company’s transfer agent, toll free within North America at 1.800.517.4553, at 1.587.885.0960 outside of North America or by e-mail at proxy@odysseytrust.com.

Whether or not you plan to attend the Meeting via live webcast, we encourage you to read this proxy statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the section entitled “General Information About the Annual and Special Meeting” and to the instructions on your proxy or voting instruction card.

BY ORDER OF THE BOARD
/s/ Michael Serruya
Dated: March 11, 2022	Michael Serruya, Chairman and Chief Executive Officer

MEDMEN ENTERPRISES INC.
10115 Jefferson Boulevard
Culver City, California 90232
(424) 330-2082

___________________

PROXY STATEMENT

___________________

FOR ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
APRIL 20, 2022 AT 9:00 A.M. (PACIFIC TIME)

This proxy statement is being furnished by MedMen Enterprises Inc., a British Columbia corporation (“MedMen,” “we,” “our,” “us,” or the “Company”), in connection with the annual and special meeting (the “Meeting”) of shareholders to be held on April 20, 2022 at 9:00 a.m. (Pacific Time). The Meeting will be held in virtual form only via live webcast at web.lumiagm.com/243159945. See “General Information About the Annual and Special Meeting” for more information on how to attend, participate and vote at the Meeting. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended June 26, 2021 are being made available to our shareholders commencing on or about March 20, 2022.

The purpose of the Meeting is to consider the following proposals:

1.      to set the number of directors of the Company for the ensuring year at five (5), subject to permitted increases under the articles of the Company or otherwise;

2.      to elect the directors to serve for the ensuing year;

3.      to approve an amendment to the MedMen Enterprises Inc. 2018 Stock and Incentive Plan to set the amount reserved for future issuance under the plan to 200,000,000 Class B Subordinate Voting Shares plus all shares underlying outstanding awards as of the effective date of the approval by the board of directors;

4.      to appoint MNP LLP as the auditors of the Company for the ensuing year and to authorize the board of directors of the Company to fix their remuneration; and

5.      to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Annual Report

Our Annual Report on Form 10-K for the fiscal year ended June 26, 2021 (“2021 Annual Report”), as filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 24, 2021, except for exhibits, will be concurrently provided to each shareholder at the time we send this proxy statement and the enclosed proxy. Shareholders may also request a free copy of our 2021 Annual Report by writing to Corporate Secretary, MedMen Enterprises Inc., 10115 Jefferson Boulevard Culver City, California 90232. Alternatively, shareholders may access this proxy statement and 2021 Annual Report on our website located at investors.medmen.com the SEC’s website at www.sec.gov and SEDAR at www.sedar.com. We will also furnish any exhibit to our 2021 Annual Report, if specifically requested.

Emerging Growth Company

We are an “emerging growth company” under applicable U.S. federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the U.S. Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may take advantage of these exemptions for up to five years or such earlier time that we are no longer an emerging growth company. We would cease to be an emerging growth company if we have more than $1.07 billion in annual revenues as of the end of a fiscal year, if we are deemed to be a large-accelerated filer under the rules of the SEC or if we issue more than $1.0 billion of non-convertible debt over a three-year period.

Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting of Shareholders to be Held on April 20, 2022:

This proxy statement and our Annual Report on Form 10-K are available for viewing, printing and downloading at https://odysseytrust.com/client/medmen-enterprises/

No person is authorized to give any information or to make any representation other than those contained in this proxy statement and, if given or made, such information or representation should not be relied upon as having been authorized by the Company. The delivery of this proxy statement shall not, under any circumstances, create an implication that there has been any change in the information set forth herein since the date hereof.

i

ii

GENERAL INFORMATION
ABOUT THE ANNUAL AND SPECIAL MEETING

Time and Place of Meeting

The annual and special meeting of shareholders will be a virtual meeting held via live audio webcast on the Internet on April 20, 2022 at 9:00 a.m. (Pacific Time) at web.lumiagm.com/243159945.

We are excited to embrace virtual meeting technology, which we believe provides expanded access, improved communications and cost and time savings for our shareholders and the Company. A virtual meeting enables increased shareholder attendance and participation from locations around the world. We believe the cost and time savings afforded by a virtual meeting encourages more shareholders to attend the Meeting.

Record Date

The board of directors has fixed March 4, 2022 (the “Record Date”) as the record date for the determination of the holders of Class B Subordinate Voting Shares (the “Shares”) entitled to receive the Notice of Meeting. Only registered shareholders at the close of business on the Record Date will be entitled to vote at the Meeting and at any adjournment or postponement thereof.

The authorized share capital of the Company consists of an unlimited number of Class A Super Voting Shares, an unlimited number of Class B Subordinate Voting Shares and an unlimited number of Preferred Shares, issuable in series. As of the Record Date, there were no Class A Super Voting Shares, 1,208,249,218 Class B Subordinate Voting Shares and no Preferred Shares issued and outstanding. Each Class B Subordinate Voting Share entitles the holder thereof to one vote, in each case on all matters to be acted upon at the Meeting. See “Description of Share Capital of the Company” below for further details. As of the Record Date, there were 220 holders of record (also known as registered shareholders) of the Shares.

Registered Shareholders

A “registered shareholder” means a shareholder who is in possession of a DRS Statement or a physical share certificate, or who is entitled to receive a DRS Statement or a physical share certificate, in respect of shares of the Company and whose name and address are recorded in the Company’s shareholders’ register maintained by Odyssey Trust, the registrar and transfer agent of the Company, or the Company, as applicable, in respect of such shares.

All references to shareholders in this proxy statement and the accompanying form of proxy and Notice of Meeting are to registered shareholders unless specifically stated otherwise.

Non-Registered Shareholders

Some shareholders are “Non-registered Shareholders” because the Shares they own are not registered in their names but are instead registered in the names of securities dealers, banks, trust companies, brokerage firms and banks, or their nominees a brokerage firm, bank or other intermediary or in the name of a clearing agency (collectively “intermediaries”, and each an “intermediary”). If shares are listed in an account statement provided to a shareholder by an intermediary, then in almost all cases those shares will not be registered in such shareholder’s name on the records of the Company. Such shares will more likely be registered in the name of an intermediary or an agent or nominee thereof.

Quorum

The quorum for any meeting of shareholders is two persons present at the meeting each of whom is entitled to vote at the meeting, and who hold or represent by proxy in the aggregate not less than 5% of the outstanding shares of the Company entitled to vote at the meeting, even if such shares abstain from voting or represent “broker non-votes” on non-routine matters. Such Shares will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Quorum must be present at the commencement of the Meeting, but need not be present throughout the Meeting.

Postponement or Adjournment of Meeting

In the event that a quorum is not present at the time fixed for holding the Meeting, the Meeting will stand adjourned to such date and to such time and place as may be determined by the shareholders present without notice other than the announcement at the Meeting.

Proxy Materials and Solicitation of Proxies

The Notice of Meeting, this proxy statement, accompanying form of proxy and 2021 Form 10-K (collectively, the “Proxy Materials”) are being provided to both registered shareholders and non-registered shareholders. In some instances, the Company will distribute the Proxy Materials to intermediaries for onward distribution to non-registered shareholders. The intermediaries are required to forward the Proxy Materials to non-registered shareholders. Solicitation of proxies from non-registered shareholders will be carried out by intermediaries, or by the Company if the names and addresses of non-registered shareholders are provided by the intermediaries, as further discussed below under “Voting Procedures for Non-Registered Shareholders.”

Our board of directors is soliciting the enclosed proxy. We will bear the cost of this solicitation of proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by mail, telephone, facsimile or electronic communications, but no additional compensation will be paid to them. We have also requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners and have agreed to reimburse those institutions for their out-of-pocket expenses.

Proposals to be Voted upon at the Meeting; Voting Choices and Board Recommendations

The matters to be voted on at the Meeting their respective voting choices and the voting recommendations of our board of directors are as follows:

Proposal		Voting Choices	Voting Recommendation of the Board of Directors
1.	Set the number of directors of the Company for the ensuring year at five (5), subject to permitted increases under the articles of the Company or otherwise.	You may vote FOR or AGAINST this matter or ABSTAIN.	FOR
2.	Elect the directors to serve for the ensuing year.	You may vote FOR or WITHHOLD any specific nominee.	FOR all nominees
3.

Approve an amendment to the MedMen Enterprises Inc. 2018 Stock and Incentive Plan to set the amount reserved for future issuance under the plan to 200,000,000 Class B Subordinate Voting Shares plus all shares underlying outstanding awards as of the effective date of the approval by the board of directors.

		You may vote FOR or AGAINST this matter or ABSTAIN.	FOR
4.	Appoint MNP LLP as the auditors of the Company for the ensuing year and to authorize the board of directors of the Company to fix their remuneration.	You may vote FOR or AGAINST on this matter or ABSTAIN.	FOR

The Meeting will also transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Vote Requirements for each Proposal

The vote requirements for each proposal is the following:

Proposal		Required Vote
1.	Set the number of directors of the Company for the ensuring year at five (5), subject to permitted increases under the articles of the Company or otherwise.	Majority of the votes cast on the proposal by the shareholders present in person or represented by proxy and entitled to vote at the Meeting.
2.	Elect the directors to serve for the ensuing year.	Each director is elected by a plurality of votes cast.
3.

Approve an amendment to the MedMen Enterprises Inc. 2018 Stock and Incentive Plan to set the amount reserved for future issuance under the plan to 200,000,000 Class B Subordinate Voting Shares plus all shares underlying outstanding awards as of the effective date of the approval by the board of directors.

A majority of the outstanding Shares entitled to vote at the Meeting, and, for purposes of applicable Canadian securities laws, a majority of the votes cast on the proposal by the shareholders present in person or represented by proxy and entitled to vote at the Meeting, other than votes attached to Shares held by certain persons who may participate in the plan. The number of Shares estimated to be excluded from this vote is 3,059,180 Shares.

4.	Appoint MNP LLP as the auditors of the Company for the ensuing year and to authorize the board of directors of the Company to fix their remuneration.	A plurality of votes cast on the proposal

Abstentions and Broker Non-Votes

An abstention is the voluntary act of not voting by a shareholder who is present, in person or by proxy, at the Meeting. Except for Proposal No. 3 (Amendment to the 2018 Plan), abstentions are not counted as votes cast and will have no effect on the outcome of the proposal

If your Shares are held through a brokerage firm, they will be voted as you instruct on the VIF provided by your broker. If you sign and return your card without giving specific instructions, your Shares will be voted in accordance with the recommendations of our board of directors. If you do not return your VIF on a timely basis and your Shares are held by a FINRA member broker, your broker will have the authority to vote your brokerage shares only on the proposal to elect our auditor (Proposal No. 4). Your broker will be prohibited from voting your shares without your instructions on the number of directors, the election of directors and on any other proposal. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Except for Proposal No. 3 (Amendment to the 2018 Plan), such broker non-votes will have no effect on the outcome of the matter.

Abstentions and broker non-votes on Proposal No. 3, which also requires approval of a majority of the outstanding Shares, will have the effect as a vote against that proposal for purposes of applicable requirements of the State of California.

Voting at the Meeting

Registered shareholders may vote at the Meeting by completing a ballot online during the Meeting, as further described below. See “Attending and Participating at the Meeting”.

Beneficial shareholders who have not duly appointed themselves as proxyholder will not be able to attend, participate or vote at the Meeting. This is because the Company and its transfer agent do not have a record of the beneficial shareholders of the Company, and, as a result, will have no knowledge of your shareholdings or entitlement to vote, unless you appoint yourself as proxyholder. If you are a beneficial shareholder and wish to vote at the Meeting, you have to appoint yourself as proxyholder, by inserting your own name in the space provided on the voting instruction form sent to you and must follow all of the applicable instructions provided by your intermediary. See “Appointment of Proxy” and “Attending and Participating at the Meeting”.

Appointment of Proxy

The persons named in the enclosed proxy or voting instruction form are Michael Serruya, Chief Executive Officer of the Company, and Ana Bowman, Chief Financial Officer of the Company. Shareholders have the right to appoint a person to represent him, her or it at the Meeting other than the persons designated in the form of proxy or voting instructions form, as applicable, including non-registered shareholder who wish to appoint themselves as proxyholder to attend, participate or vote at the Meeting.

Shareholders who wish to appoint a third party proxyholder to attend, participate or vote at the Meeting as their proxy and vote their Shares MUST submit their proxy or voting instruction form (as applicable) appointing such third party proxyholder AND register the third party proxyholder, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a Username to attend, participate or vote at the Meeting.

Step 1: Submit your proxy or voting instruction form:    To appoint a third party proxyholder, insert such person’s name in the blank space provided in the form of proxy or voting instruction form (if permitted) and follow the instructions for submitting such form of proxy or voting instruction form. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or voting instruction form. If you are a beneficial shareholder located in the United States, you must also provide Odyssey with a duly completed legal proxy if you wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as your proxyholder. See below under this section for additional details.

Step 2: Register your proxyholder:    To register a proxyholder, shareholders MUST send an email to medmen@odysseytrust.com by 9:00 am (Pacific Time) on April 19, 2022 and provide Odyssey with the required proxyholder contact information, amount of shares appointed, name in which the shares are registered if they are a registered shareholder, or name of broker where the shares are held if a beneficial shareholder, so that Odyssey may provide the proxyholder with a Username via email. Without a Username, proxyholders will not be able to attend, participate or vote at the Meeting.

If you are a non-registered shareholder and wish to attend, participate or vote at the Meeting, you have to insert your own name in the space provided on the voting instruction form sent to you by your intermediary, follow all of the applicable instructions provided by your intermediary AND register yourself as your proxyholder, as described above. By doing so, you are instructing your intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your intermediary. Please also see further instructions below under the heading “Attending and Participating at the Meeting”.

Legal Proxy — US Non-Registered Shareholders

If you are a non-registered shareholder located in the United States and wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as your proxyholder, in addition to the steps described above and below under “ Attending and Participating at the Meeting”, you must obtain a valid legal proxy from your intermediary. Follow the instructions from your intermediary included with the legal proxy form and the voting information form sent to you, or contact your intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your intermediary, you must then submit such legal proxy to Odyssey. Requests for registration from beneficial shareholders located in the United States that wish to attend, participate or vote at the Meeting or, if permitted, appoint a third party as their proxyholder must be sent by e-mail to medmen@odysseytrust.com by 9:00 am (Pacific Time) on April 19, 2022.

Attending and Participating at the Meeting

The Company is holding the Meeting as a completely virtual meeting, which will be conducted via live webcast. Shareholders will not be able to attend the Meeting in person. In order to attend, participate or vote at the Meeting (including for voting and asking questions at the Meeting), shareholders must have a valid Username.

Registered shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting online at web.lumiagm.com/243159945. Such persons may then enter the Meeting by clicking “I have a login” and entering a Username and Password before the start of the Meeting:

Registered shareholders:    The control number located on the form of proxy (or in the email notification you received) is the Username. The Password to the Meeting is “ medmen2022” (case sensitive). If as a registered shareholder you are using your control number to login to the Meeting and you have previously voted, you do not need to vote again when the polls open. By voting at the meeting, you will revoke your previous voting instructions received prior to voting cutoff.

Duly appointed proxyholders:    Odyssey will provide the proxyholder with a Username by e-mail after the voting deadline has passed. The Password to the Meeting is “ medmen2022” (case sensitive). Only registered shareholders and duly appointed proxyholders will be entitled to attend, participate and vote at the Meeting. Non-registered shareholders who have not duly appointed themselves as proxyholder will be able to attend the meeting as a guest but not be able to participate or vote at the Meeting. Shareholders who wish to appoint a third party proxyholder to represent them at the Meeting (including beneficial shareholders who wish to appoint themselves as proxyholder to attend, participate or vote at the Meeting) MUST submit their duly completed proxy or voting instruction form AND register the proxyholder. See “Appointment of Proxy”.

How to Vote without Attending the Meeting

Whether you are a registered shareholder or a non-registered shareholder, you may direct how your shares are to be voted without attending the Meeting or any adjournment(s) or postponement(s) thereof. If you are a registered shareholder, you may vote by submitting a proxy. If you are a non-registered shareholder, you may vote by submitting voting instructions to the registered owner of your Shares, as further described below under “Voting Procedures for Non-Registered Shareholders”.

For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction form. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.

The Company’s transfer agent, Odyssey Trust Company, must receive your proxy no later than April 18, 2022 at 9:00 a.m. (Pacific Time), or, if the Meeting is adjourned or postponed, no later than 48 hours (excluding Saturdays, Sundays and holidays in the Province of British Columbia) before any adjourned or postponed Meeting.

You must send your proxy to the Company’s transfer agent by using any of the following methods

By Mail

Use the envelope provided or by mailing the proxy to:

Odyssey Trust Company, Proxy Department

350 – 409 Granville Street

Vancouver, British Columbia, Canada V6C 1T2.

By Email

You may vote by email at:

proxy@odysseytrust.com

Attention: Proxy Department.

By Internet

You may vote on the internet by going to:

www.odysseytrust.com/Transfer-Agent/Login

You will need your 12-digit control number located on the form of proxy.

Signing of Proxy

The form of proxy must be signed by the registered shareholder or the duly appointed attorney thereof authorized in writing or, if the registered shareholder is a corporation, by an authorized officer or attorney of such corporation. A form of proxy signed by the person acting as attorney of the registered shareholder or in some other representative capacity, including an officer of a corporation which is a registered shareholder, should indicate the capacity in which such person is signing. A registered shareholder or his or her attorney may sign the form of proxy or a power of attorney authorizing the creation of a proxy by electronic signature provided that the means of electronic signature permits a reliable determination that the document was created or communicated by or on behalf of such registered shareholder or by or on behalf of his or her attorney, as the case may be.

Voting Procedures for Non-Registered Shareholders

Shares held by intermediaries (or their agents or nominees) on behalf of non-registered shareholders can only be voted (for or against resolutions) at the direction of the applicable non-registered shareholder. Without specific instructions, intermediaries and their agents or nominees are prohibited from voting shares on behalf of non-registered shareholder. Therefore, each non-registered shareholder should ensure that voting instructions are communicated to the appropriate person well in advance of the Meeting.

Existing regulatory policy requires Intermediaries to forward all proxy-related materials to and seek voting instructions from non-registered shareholder in advance of shareholder meetings. The various Intermediaries have their own mailing procedures and provide their own return instructions to clients, which should be carefully followed by non-registered shareholder in order to ensure that their Shares are voted at the Meeting. Often the form of proxy supplied to a non-registered shareholder by an intermediary is identical to the form of proxy provided by the Company to registered shareholders. However, its purpose is limited to instructing the registered shareholder (i.e., the intermediary or agent or nominee thereof) how to vote on behalf of the non-registered shareholder. The majority of intermediaries now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge typically prepares a machine-readable voting instruction form (a “VIF”), mails those forms to non-registered shareholders and asks non-registered shareholders to return the forms to Broadridge, or otherwise communicate voting instructions to Broadridge (by way of the internet or telephone, for example). Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at a meeting. For the purposes hereof, a non-registered shareholder who receives a Broadridge VIF cannot use that form to vote Shares directly at the Meeting. The VIF must be returned to Broadridge (or instructions respecting the voting of Shares must be communicated to Broadridge) well in advance of the Meeting in order to have the Shares voted. These VIFs are to be completed and returned to Broadridge in the envelope provided or by facsimile. In addition, Broadridge provides both telephone voting and internet voting as described on the VIF itself which contains complete instructions. Broadridge will tabulate the results of the VIFs and will provide appropriate instructions to Odyssey Trust, the transfer agent of the Company, with respect to the Shares represented by the VIFs they receive. Please return your voting instructions as specified in the VIF.

Although non-registered shareholders may not be recognized directly at the Meeting for the purposes of voting Shares registered in the name of an Intermediary or an agent or nominee thereof, a non-registered shareholder may attend the Meeting as proxy holder for the registered shareholder and vote its Shares in that capacity. See “Appointment of Proxy” above.

Exercise of Discretion by Proxies

Shares represented by an appropriate form of proxy will be voted on any ballot or poll that may be conducted at the Meeting, or at any adjournment or postponement thereof, in accordance with the instructions contained on the form of proxy and, if the shareholder specifies a choice with respect to any matter to be acted on, the Shares will be voted accordingly. In the absence of instructions, such Shares will be voted FOR each of the matters described in the Notice of Meeting by the persons designated in the form of proxy.

The enclosed form of proxy, when properly completed and executed, confers discretionary authority upon the persons named therein to vote on any amendments to or variations of the matters described in the Notice of Meeting and on other matters, if any, which may properly be brought before the Meeting or any adjournment or postponement thereof, whether or not any of the amendments, variations or other matters are routine or contested. As at the date hereof, management of the Company knows of no such amendments or variations or other matters to be brought before the Meeting. However, if any other matter which is not now known to management of the Company should properly be brought before the Meeting, or any adjournment or postponement thereof, the Shares represented by such proxy will be voted on such matter in accordance with the judgment of the person named as proxy thereon.

Revocation of Proxies

A registered shareholder of the Company who has given a proxy may revoke the proxy at any time prior to use by:

•        attending the Meeting and voting in person;

•        depositing an instrument in writing, including another completed form of proxy bearing a later date or a revocation, executed by such Registered Shareholder or by his or her attorney authorized in writing, or, if the Registered Shareholder is a corporation, by an authorized officer or attorney thereof: (a) to Odyssey Trust, at any time prior to 5:00 p.m. (Pacific Time) on the last business day preceding the day of the Meeting or any adjournment or postponement thereof; or (b) with the Chairman of the Meeting on the day of the Meeting or any adjournment or postponement thereof; or

•        any other manner permitted by law.

A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation.

Any proxy given may be revoked at any time prior to its exercise by notifying the Corporate Secretary of the Company in writing of such revocation, by duly executing and delivering another proxy bearing a later date (including an Internet or telephone vote), or by attending the Virtual Meeting and voting virtually via the Internet.

For non-registered shareholders, you may change your vote by timely submitting new voting instructions to your Intermediary (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the Meeting and voting via the live webcast.

Counting of Votes

If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. All properly executed proxies delivered pursuant to this solicitation, and not revoked, will be voted at the Meeting in accordance with the directions given. If you sign and return your proxy card without giving specific voting instructions, your shares will be voted based on the recommendations of our board of directors as set forth above under “Proposals to be Voted upon at the Meeting; Voting Choices and Board Recommendations.” Shareholders may not cumulate their votes for the election of directors.

Representatives of Odyssey will assist us in the tabulation of the votes.

Reporting of Voting Results

We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and in a press release that we will file in Canada on SEDAR promptly following the Meeting. Both the Form 8-K and press release will also be available on the “Investors” section of our website at www.investors.medmen.com.

Shareholder Proposals for Inclusion in a Proxy Statement

The Company is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.

Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received by our Corporate Secretary no later than the close of business (Pacific Time) on November 20, 2022 and must be submitted to our Corporate Secretary at MedMen Enterprises Inc., 10115 Jefferson Boulevard Culver City, California 90232. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.

The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. A person wishing to submit a proposal must have been, for at least 2-year period immediately prior to submission of the proposal the registered holder or the beneficial owner of either: (a) 1% of the outstanding Shares (calculated as of the day of submission of the proposal); or (b) $2,000 worth of such Shares (as determined at the close of business on the day before submission of the proposal). If the submitting shareholder does not meet minimum shareholdings requirements, the shareholder must have support of one or more other shareholders who do meet such requirements. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to next year’s annual meeting must be received at least three (3) months before the anniversary of the Company’s last annual meeting.

Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials. Proposals must comply with all applicable provisions of the BCBCA and the regulations thereunder.

Advance Notice Requirements for the Nomination of Director Candidates or to Present Other Business for Consideration at a Meeting

Shareholders who wish to (1) submit director nominees for election at next year’s annual meeting or at a special meeting of shareholders at which directors are to be elected or (2) present other items of business directly at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth below under the heading “Additional Information” Any such notice also must include the information required by our notice of articles and articles (“articles”) (which may be obtained as provided below under the heading “Additional Information”) and must be updated and supplemented as provided in the articles.

The Company’s articles contain advance notice provisions setting out advance notice requirements for the nomination of directors of the Company by a shareholder (who must also meet certain qualifications outlined in such provisions) (the “Nominating Shareholder”) at any annual meeting of shareholders, or for any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors (the “Advance Notice Provisions”). The following description is a summary only and is qualified in its entirety by the full text of the applicable provisions of the articles of the Company, which are included as Exhibit 3.1 with the Company’s 2021 Annual Report.

In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must give timely notice of such nomination in proper written form to the secretary of the Company at the principal executive offices of the Company. To be timely, a Nominating Shareholder’s notice to the secretary must be made: (i) the case of an annual meeting of shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following the Notice Date; and (ii) in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes as well), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting was made. The Advance Notice Provisions also prescribe the proper written form for a Nominating Shareholder’s notice.

Notice given to the Secretary of the Company pursuant to the applicable provisions of the articles may only be given by personal delivery, facsimile transmission or by email, and shall be deemed to have been given and made only at the time it is served by personal delivery to the Secretary at the address of the principal executive offices of the Company, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received); provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Vancouver time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the next following day that is a business day.

The chairperson of the applicable meeting of shareholders has the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the Advance Notice Provisions and, if any proposed nomination is not in compliance with such provisions, to declare that such defective nomination be disregarded.

How to Recommend Candidates to Serve as Directors

Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address set forth below under the heading “Additional Information”. To be in proper written form, such notice must set forth the nominee’s name, age, business and residential address, and principal occupation or employment for the past five (5) years, his or her direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Company, including the number or principal amount and such other information on the nominee and the nominating shareholder as set forth in our articles, which may be obtained in accordance with the instructions below under the heading “Additional Information.”

Interest of Executive Officers and Directors

None of the Company’s executive officers or directors has any interest in any of the matters to be acted upon at the Meeting, except with respect to each director, to the extent that a director is named as a nominee for election to the Board of Directors.

Interest of Informed Persons in Material Transactions

Except as otherwise disclosed in this proxy statement and the 2021 Annual Report, no “informed person” (as defined in National Instrument 51-102 Continuous Disclosure Obligations) of MedMen, proposed director of MedMen, or any associate or affiliate of any such Person, has or has had any material interest, direct or indirect, in any transaction since the commencement of MedMen’s most recently completed financial year or in any proposed transaction which in either such case has materially affected or will materially affect MedMen or any of its subsidiaries on a consolidated basis.

Householding

“Householding” is a program, approved by the SEC, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of shareholder proxy materials to any household at which two or more shareholders reside. This applies to the Company only in respect of non-registered shareholders that are in the United States. Accordingly, if you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you are a registered shareholder and wish to receive a separate set of the materials, please request the additional copy by contacting our Corporate Secretary at 10115 Jefferson Boulevard Culver City, California 90232.

If you are a beneficial owner of Shares and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Contacting the Transfer Agent

If you are a registered shareholder and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following:

Odyssey Trust Company

350 – 409 Granville Street

Vancouver, British Columbia, Canada V6C 1T2

toll free within North America at 1.800.517.4553	outside of North America 1.587.885.0960	by e-mail at proxy@odysseytrust.com

Additional Copies of this Proxy Statement or Voting Materials

If you need additional copies of this proxy statement or voting materials, please contact us at:

MedMen Enterprises Inc.

Attn: Investor Relations

10115 Jefferson Boulevard

Culver City, California 90232

investors@medmen.com

Currency

Unless otherwise indicated, all references to “$” or “dollars” set forth in this Circular are to U.S. dollars.

DESCRIPTION OF SHARE CAPITAL OF THE COMPANY

The following is a summary of the rights, privileges, restrictions and conditions attached to the Class B Subordinate Voting Shares, the Class A Super Voting Shares and the Preferred Shares but does not purport to be complete. Reference should be made to the articles of the Company and the full text of their provisions for a complete description thereof, which has been filed under the Company’s profile on the SEC’s website at www.sec.gov and SEDAR at www.sedar.com.

Our latest Registration Statement on Form S-1, and any amendments thereto, provide further information regarding our securities.

On March 4, 2022, the Record Date, there were 220 shareholders of record holding 1,208,249,218 Class B Subordinate Voting Shares, and nil Preferred Shares and Class A Super Voting Shares outstanding.

Class B Subordinate Voting Shares

Holders of Class B Subordinate Voting Shares are entitled to notice of and to attend at any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company will have the right to vote. At each such meeting holders of Class B Subordinate Voting Shares are entitled to one vote in respect of each Class B Subordinate Voting Share held. As long as any Class B Subordinate Voting Shares remain outstanding, the Company will not, without the consent of the holders of the Class B Subordinate Voting Shares by separate special resolution, prejudice or interfere with any right attached to the Class B Subordinate Voting Shares. Holders of Class B Subordinate Voting Shares are entitled to receive as and when declared by the directors of the Company, dividends in cash or property of the Company. In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs, the holders of Class B Subordinate Voting Shares are, subject to the prior rights of the holders of any shares of the Company ranking in priority to the Class B Subordinate Voting Shares (including, without restriction, the Class A Super Voting Shares as to the issue price paid in respect thereof), entitled to participate rateably along with all other holders of Class B Subordinate Voting Shares. Holders of Class B Subordinate Voting Shares are not entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of Class B Subordinate Voting Shares, or bonds, debentures or other securities of the Company.

In the event that a take-over bid is made for the Class A Super Voting Shares, the holders of Class B Subordinate Voting Shares will not be entitled to participate in such offer and may not tender their shares into any such offer, whether under the terms of the Class B Subordinate Voting Shares or under any coattail trust or similar agreement. Notwithstanding this, any take-over bid for solely the Class A Super Voting Shares is unlikely given that by the terms of the investment agreement described below, upon any sale of Class A Super Voting Shares to an unrelated third-party purchaser, such Class A Super Voting Shares will be redeemed by the Company for their issue price.

Class A Super Voting Shares

There are no Class A Super Voting Shares outstanding.

Holders of Class A Super Voting Shares are not entitled to receive dividends. They are entitled to notice of and to attend at any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company has the right to vote. At each such meeting, holders of Class A Super Voting Shares are entitled to 1,000 votes in respect of each Class A Super Voting Share held. However, if at any time the aggregate number of issued and outstanding Class B Common Shares of MM Can USA, Inc. (“MedMen Corp. Redeemable Shares”) and Common Units of MM Enterprises USA, LLC (“MedMen LLC Redeemable Units”) (or such securities of any successor to MedMen Corp. or MedMen LLC as may exist from time to time) beneficially owned, directly or indirectly, by a holder of the Class A Super Voting Shares and the holder’s predecessor or transferor, permitted transferees and permitted successors, divided by the aggregate number of MedMen Corp Redeemable Shares and MedMen LLC Redeemable Units beneficially owned, directly or indirectly, by the holder (and the holder’s predecessor or transferor, permitted transferees and permitted successors) as at the date of completion of the business combination among Ladera Ventures Corp. and MedMen LLC, pursuant to which MedMen LLC completed a reverse takeover of Ladera, being May 28, 2018, is less than 50%, the holder will from that time forward be entitled to 50 votes in respect of each Class A Super Voting Share held. The holders of Class A Super Voting Shares will, from time to time upon the request of the Company, provide to the Company evidence as to such holders’ direct and indirect beneficial ownership (and that of its permitted transferees and permitted successors) of MedMen Corp Redeemable Shares and MedMen LLC Redeemable Units to enable the Company to determine the voting entitlement of the Class A Super Voting Shares. For purposes of these calculations, a holder of Class A Super Voting Shares will be deemed to beneficially own MedMen Corp Redeemable Shares held by an intermediate company or fund in proportion to their equity ownership of such company or fund.

As long as any Class A Super Voting Shares remain outstanding, the Company will not, without the consent of the holders of the Class A Super Voting Shares by separate special resolution, prejudice or interfere with any right or special right attached to the Class A Super Voting Shares. Additionally, consent of the holders of a majority of the outstanding Class A Super Voting Shares is required for any action that authorizes or creates shares of any class having preferences superior to or on a parity with the Class A Super Voting Shares. In connection with the exercise of the voting rights in respect of any such approvals, each holder of Class A Super Voting Shares has one vote in respect of each Class A Super Voting Share held.

In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs, the Company will distribute its assets firstly and in priority to the rights of holders of any other class of shares of the Company (including the holders of the Class B Subordinate Voting Shares) to return the issue price of the Class A Super Voting Shares to the holders thereof (being US$0.10119 per Class A Super Voting Share in respect of the Class A Super Voting Shares issued to date) and if there are insufficient assets to fully return the issue price to the holders of the Class A Super Voting Shares such holders will receive an amount equal to their pro rata share in proportion to the issue price of their Class A Super Voting Shares along with all other holders of Class A Super Voting Shares. The holders of Class A Super Voting Shares are not entitled to receive, directly or indirectly, as holders of Class A Super Voting Shares any other assets or property of the Company and their sole rights are to the return of the issue price of such Class A Super Voting Shares.

No subdivision or consolidation of the Class A Super Voting Shares or the Class B Subordinate Voting Shares shall occur unless, simultaneously, the Class A Super Voting Shares and the Class B Subordinate Voting Shares are subdivided or consolidated in the same manner, so as to maintain and preserve the relative rights of the holders of the shares of each of the said classes.

The holders of Class A Super Voting Shares are not entitled to a right of first refusal to subscribe for, purchase or receive any part of any issue of Class B Subordinate Voting Shares, bonds, debentures or other securities of the Company not convertible into Class A Super Voting Shares.

The Company has the right to redeem all or some of the Class A Super Voting Shares from a holder of Class A Super Voting Shares, for an amount equal to the issue price for each Class A Super Voting Share, payable in cash to the holders of the Class A Super Voting Shares so redeemed (the exercise of which right is subject to the terms and conditions of the investment agreement described below). The Company need not redeem Class A Super Voting Shares on a pro-rata basis among the holders of Class A Super Voting Shares.

No Class A Super Voting Share is permitted to be transferred by the holder thereof without the prior written consent of the Company (which consent right is qualified by the terms and conditions of the investment agreement described below).

Preferred Shares

There are no Preferred Shares outstanding.

The Preferred Shares may be issued at any time or from time to time in one or more series. The MedMen Board may by resolution alter the articles of the Company to create any series of Preferred Shares and to fix before issuance, the designation, rights, privileges, restrictions and conditions to attach to the Preferred Shares of each series, including the rate, form, entitlement and payment of preferential dividends, the dates and place for payment thereof, the redemption price, terms, procedures and conditions of redemption, if any, voting rights and conversion rights, if any, and any sinking fund, purchase fund or other provisions attaching to the Preferred Shares of such series; provided, however, that no Preferred Shares of any series shall be issued until the Company has filed an alteration to its Notice of Articles with the British Columbia Registrar of Companies.

The Preferred Shares will be entitled to preference over the Class B Subordinate Voting Shares and any other shares of the Company ranking junior to the Preferred Shares with respect to the payment of dividends, if any, and in the distribution of assets in the event of liquidation, dissolution or winding-up of the Company, or any other distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs, and may also be given such other preferences over the Class B Subordinate Voting Shares and any other shares of the Company ranking junior to the Preferred Shares as may be fixed by the resolution of the MedMen Board as to the respective series authorized to be issued. The Preferred Shares of each series will rank on a parity with the Preferred Shares of every other series with respect to priority and payment of dividends and in the distribution of assets in the event of liquidation, dissolution or winding-up of the Company, exclusive of any conversion rights that may affect the aforesaid.

PROPOSALS TO BE VOTED UPON

PROPOSAL NO. 1 — NUMBER OF DIRECTORS

At the Meeting, it is proposed to fix the number of directors at five (5), subject to permitted increases under the articles of the Company or otherwise (the “Director Number Proposal”). Unless otherwise directed in properly completed forms of proxy, it is the intention of the individuals named in the enclosed form of proxy to vote FOR the Director Number Proposal. If you do not specify how you want your Shares to be voted at the Meeting, the persons named as proxyholders in the enclosed form of proxy will cast the votes represented by your proxy at the Meeting FOR the Director Number Proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE DIRECTOR NUMBER PROPOSAL.

PROPOSAL NO. 2 — ELECTION OF DIRECTORS

The articles of the Company provide that the number of directors should not be fewer than three (3) directors. There are currently five (5) directors of the Company. At the Meeting, it is proposed to elect the five (5) nominees set forth below as directors until his/her successor is duly elected or appointed. MedMen’s directors are expected to hold office until its next annual general meeting of shareholders of the Company unless they resign prior thereto or are removed by the shareholders. MedMen’s directors will be elected annually and, unless re-elected, will retire from office at the end of the next annual general meeting of shareholders. The persons named as proxyholders in the accompanying proxy card intend to vote for the election of such persons at the Meeting, unless otherwise directed.

Management of the Company does not contemplate that any of the current nominees for election as a director of the Company will be unable to serve as a director.

As of the date of this proxy statement, the Company has not received any nominations under the Advance Notice Provisions.

Director Nominees

The following table and the notes thereto set out the name of each current director, each proposed by management to be nominated for re-election as a director of the Company at the Meeting, their respective positions with the Company and the period during which he/she has been a director of the Company.

Name	Age	Position(s)	Board Committees	Director Since
Michael Serruya Toronto, Canada	57	Chief Executive Officer and Director	Compensation Committee and Corporate Governance and Nominating Committee	August 2021
Ed Record Texas, USA	53	Director	Audit Committee, Corporate Governance and Nominating Committee	November 2021
Melvin Elias California, USA	53	Director	Audit Committee	February 2020
David Hsu Washington, USA	39	Director	Audit Committee and Compensation Committee	November 2021
Cameron Smith Texas, USA	56	Director	Compensation Committee	February 2020

Biographical Information

The following is a brief overview of the education and business experience of each of our directors and executive officers during at least the past five years, including their principal occupations or employment during the period, the name and principal business of the organization by which they were employed, and certain of their other directorships:

Michael Serruya has been a director of the Company since August 2021 and was appointed interim Chief Executive Officer in November 2021. Michael Serruya was appointed to the Board in connection with a Board Nomination Rights Agreement with S5 Holdings LLC (“S5 Holdings”) pursuant to which so long as S5 Holdings’ diluted ownership percentage of MedMen (including the proportionate equity ownership of securities held by Superhero LP) is at least 9%, S5 Holdings will be entitled to designate one individual to be nominated to serve as a director of the Company. Mr. Serruya controls S5 Holdings. Mr. Serruya serves as Managing Director of Serruya Private Equity Inc. Previously, Mr. Serruya co-founded Yogen Früz Worldwide Inc., a global chain currently consisting of more than 1,400 locations, and co-founded CoolBrands International Inc. where from 1994 to 2000 he served as Chairman and Chief Executive Officer. CoolBrands was a leading consumer packaged goods company focused on frozen desserts, which included such brands as Weight Watchers, Eskimo Pie, Tropicana and Godiva Ice Cream. From 2013 to 2016, Mr. Serruya was Chairman and Chief Executive Officer of Kahala Brands, a multinational franchisor with over 1,400 stores globally. Kahala Brands owned Cold Stone Creamery, Taco Time and Blimpie Subs. From 2018 to 2021, Mr. Serruya was Chairman of Global Franchise Group, a multinational franchisor with over 800 stores globally. Global Franchise Group owned Round Table Pizza, Marble Slab Creamery, Hot Dog on a Stick, Pretzelmaker and MaggieMoo’s Ice Cream and Treatery. Mr. Serruya’s qualifications to serve on our board of directors includes his extensive business experience in the consumer and retail industry.

Ed Record has been a director since November 2021. Mr. Record previously served as Executive Vice President and Chief Financial Officer at Hudson’s Bay Company from 2017 to January 2021. From 2014 until July 2017, he served as Executive Vice President and Chief Financial Officer of JC Penney. Prior to joining JC Penney, Mr. Record served in positions of increasing responsibility with Stage Stores, Inc. (apparel retailer), including Executive Vice President and Chief Operating Officer from 2010 to 2014, Chief Financial Officer from 2007 to 2010 and Executive Vice President and Chief Administrative Officer from May 2007 to September 2007. Mr. Record also served as Senior Vice President of Finance of Kohl’s Corporation (department store retailer) from 2005 to 2007. Prior to that, he served with Belk, Inc. (department store retailer) as Senior Vice President of Finance and Controller from April 2005 to October 2005 and Senior Vice President and Controller from 2002 to 2005. Mr. Record received his Bachelor of Arts in Economics from Princeton University in 1990 and an MSIA from Carnegie Mellon University in 1995. Mr. Record’s qualifications to serve on our board of directors include his operational and financial experience with retail companies.

Melvin Elias has been a director since February 2020. Mr. Elias is an active investor, entrepreneur and developer in Los Angeles. He has past and present board experience in CPG and consumer facing businesses both in the US and internationally. Since October 2019, Mr. Elias has been actively involved with DivergentIP, LLC, a start-up he recently co-founded, which will be launching a coffee capsule system in the U.S., and is currently an advisor to various venture funds and businesses. He was President and CEO of The Coffee Bean & Tea Leaf for six years, until it was sold to private equity in 2013 where he was responsible for almost 1,000 stores and a global omni-channel business in excess of $500 million in systemwide sales. He remained on the board of The Coffee Bean & Tea Leaf with additional advisory duties until the company was recently sold again in September 2019. Prior to his career in coffee retail, Mr. Elias was the Managing Director of the Tower Records Franchise in Malaysia and practiced law in Singapore for two years. Mr. Elias graduated from the London School of Economics and served in the Singapore Military for two and a half years. Mr. Elias’s qualifications to serve on our board of directors includes leadership and transactional experience, as well as special expertise with respect to large retail business and operations.

David Hsu has been a director since November 2021. Mr. Hsu has served on the Board of Directors of Urban-Gro, Inc. (Nasdaq: UGRO), where he is a member of the Audit and Compensation committees, since June 2021. Mr. Hsu completed a Certification in Financing and Deploying Clean Energy from Yale University in 2021. Prior to that, Mr. Hsu served as the Chief Operating Officer of The Cronos Group, a leading global cannabinoid company (“Cronos”), from 2016 to 2019. While at Cronos, Mr. Hsu’s primary duties included overseeing all of Cronos’s operations including construction, cultivation, and manufacturing. Prior to joining Cronos, from 2006 to 2016, Mr. Hsu served in various roles with CRG Partners (“CRG”), and later Deloitte upon Deloitte’s acquisition of CRG in 2012, including as Vice President, where he operated and managed distressed companies with revenues of more than $500.0 million. Mr. Hsu received his Bachelor of Science in Business Management from Babson College in 2003 and holds a Certification in Artificial Intelligence: Business Strategies and Applications from the University of California Berkley, which he received in 2020. Ms. Hsu’s qualifications to serve on our board of directors includes his experience with the cannabis industry and related associations.

Cameron Smith has been a director since February 2020. Since July 2017, Mr. Smith has operated a private angel investment and advisory fund that focuses on better-for-you foods. Prior to his investment and advisory business, since October 2007, Mr. Smith was the President of Quantlab Financial, a Houston based quantitative trading company that trades globally in multiple asset classes. Mr. Smith came to Quantlab after working for various electronic markets that pioneered the introduction of fair, open, transparent stock exchanges in the United States, Europe and Canada. Mr. Smith began his career at the United States Securities and Exchange Commission and was the General Counsel for Island ECN, Inc. Mr. Smith’s qualifications to serve on our board of directors includes experience engaging with regulators, government and the media as an executive at various high profile companies in the heavily regulated securities industry.

Unless otherwise directed in properly completed forms of proxy, it is the intention of the individuals named in the enclosed form of proxy to vote FOR all of the director-nominees. If you do not specify how you want your Shares to be voted at the Meeting, the persons named as proxyholders in the enclosed form of proxy will cast the votes represented by your proxy at the Meeting FOR all director nominees.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL DIRECTOR NOMINEES.

Cease Trade Orders, Bankruptcies and Penalties

To the Company’s knowledge, none of the nominees for election as a director of the Company is as at the date of this proxy statement, or has been, within the 10 years prior to the date of this proxy statement, a director, chief executive officer or chief financial officer of any company (including the Company) that:

(a)     was the subject of a cease trade or similar order, or an order that denied the other company access to any exemptions under applicable securities legislation that was in effect for a period of more than 30 consecutive days that was issued while the proposed director was acting as director, chief executive officer or chief financial officer; or

(b)    was the subject of a cease trade or similar order, or an order that denied the other company access to any exemptions under applicable securities legislation that was in effect for a period of more than 30 consecutive days that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that Person was acting in the capacity as director, chief executive officer or chief financial officer.

To the Company’s knowledge, none of the nominees for election as a director of the Company is as at the date of this proxy statement, or has been, within the 10 years prior to the date of this proxy statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of that company.

To the Company’s knowledge, none of the nominees for election as a director of the Company is as at the date of this proxy statement, or has been, within the 10 years prior to the date of this proxy statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of that person.

To the Company’s knowledge, none of the nominees for election as a director of the Company has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Certain Relationships and Related Transactions

Transactions with Related Parties

All related party balances due to the Company as of June 26, 2021 and June 27, 2020 did not have any formal contractual agreements regarding payment terms or interest. As of June 27, 2020, amounts due from MMOF GP II (“Fund LP II”) and MedMen Opportunity Fund GP, LLC (“Fund LP”) were $1,820,204 and $1,289,513, respectively, were recorded in the Consolidated Balance Sheets. As of December 25, 2021 and June 26, 2021, other amounts due to related parties was $1,476,921 and $1,476,921, respectively, were recorded in the unaudited interim Condensed Consolidated Balance Sheets. As of June 27, 2020, amounts due to Fund LP II, Fund LP and other related parties were $1,093,896, $1,986,697 and $1,476,221, respectively, were recorded in the Consolidated Balance Sheets.

Senior Secured Convertible Credit Facility

In April 2019, the Company entered into a senior secured convertible credit facility (the “Convertible Facility”) to provide up to $250.0 million in gross proceeds, arranged by Gotham Green Partners LLC (“GGP”). The Convertible Facility is accessed through issuances by the Company to the lenders of convertible senior secured notes with an interest rate equal to LIBOR plus 6.0% per annum (“Facility Notes”). In connection with the Convertible Facility, the Company has also issued share purchase warrants (the “Facility Warrants”) to purchase Shares. During fiscal years ended June 27, 2020 and June 26, 2021, the Convertible Facility was amended at various times modifying certain covenants, amending the conversion and exercise prices of securities issued pursuant to the Convertible Facility, cancelling and issuing new Facility Warrants and providing additional financing with the issuance of Facility Notes. As of June 26, 2021, there was outstanding $219.6 million of Facility Notes, including accrued interest, with a weighted average conversion price of approximately $0.24 per share and an aggregate of 208,102,561 Facility Warrants with a weighted average exercise price of $0.37 per share.

Second Restatement

On July 2, 2020, the Company amended and restated the Convertible Facility (the “Second Restatement”) wherein the minimum liquidity covenant was waived until September 30, 2020 and resetting at $5,000,000 thereafter with incremental increases on March 31, 2021 and December 31, 2021. The payment-in-kind feature on the Convertible Facility was also extended, such that 100% of the cash interest due prior to June 2021 will be paid-in-kind and 50% of the cash interest due thereafter will be paid-in-kind. The Second Restatement released certain assets from its collateral to allow greater flexibility to generate proceeds through the sale of non-core assets. The Second Restatement allowed for immediate prepayment of amounts under the Convertible Facility with a 5% prepayment penalty until 2nd anniversary of the Second Restatement and 3% prepayment penalty thereafter. As part of the Second Restatement, holders of Facility Notes were provided down-round protection where issuances of equity interests (including securities that are convertible or exchangeable for equity interests) by the Company at less than the higher of (i) lowest conversion price under the amended and restated notes of the Convertible Facility amendment dated March 27, 2020 and (ii) the highest conversion price determined for any incremental advances, will automatically adjust the conversion/exercise price of the previous tranches and incremental tranche 4 warrants and the related replacement warrants to the price of the newly issued equity interests. Certain issuances of equity interests were exempted such as issuances to existing lenders, equity interests in contemplation at the time of Second Restatement and equity interests issued to employees, consultants, directors, advisors or other third parties, in exchange for goods and services or compensation. As consideration for the amendment, the conversion price for 52% of the tranches 1 through 3 and the first amendment fee notes outstanding under the Convertible Facility were amended to $0.34 per share. An amendment fee of $2,000,000 was also paid through the issuance of additional notes at a conversion price of $0.28 per share.

Pursuant to a side letter executed on July 2, 2020 in conjunction with the Second Restatement, Wicklow Capital and GGP had the right to approve director nominees submitted by the Company. See “Note 19 — Senior Secured Convertible Credit Facility” of the Consolidated Financial Statements for the fiscal years ended June 26, 2021 and June 27, 2020 included in Item 16 of the 2021 Annual Report for a full disclosure of transactions and balances related to GGP during the fiscal year ended June 26, 2021.

On September 14, 2020, the Company was advanced an additional $5,000,000 in gross proceeds (the “Incremental Advance”) under the Convertible Facility and the Company issued additional Facility Notes with a conversion price per share of $0.20. In connection with the Incremental Advance, the Company issued 25,000,000 Facility Warrants with an exercise price of $0.20 per share. In addition, 1,080,255 existing Facility Warrants were cancelled and replaced with 16,875,001 Facility Warrants with an exercise price of $0.20 per share. Pursuant to the terms of the Convertible Facility, the conversion price for 5.0% of the existing Facility Notes outstanding prior to Tranche 4 and Incremental Advance (including paid-in-kind interest accrued on such Notes), being 5.0% of an aggregate principal amount of $170,729,923, was amended to $0.20 per share. As consideration for the additional advance, the Company also issued convertible notes as consideration for a $468,564 fee with a conversion price of $0.20 per share.

The Convertible Facility was also amended to include, among other things, a modification to the minimum liquidity covenant, which extends the period during which it is waived from September 30, 2020 to December 31, 2020. The minimum liquidity threshold resets to $5.0 million thereafter to $7.5 million effective on March 31, 2021 and then to $15.0 million effective on December 31, 2021.

On September 16, 2020 and September 28, 2020, the down round feature on the Facility Notes and Facility Warrants issued in connection with Tranche 4, Incremental Advances and certain amendment fees was triggered wherein the exercise price was adjusted to $0.17 and $0.15 per share, respectively.

Third Restatement

On January 11, 2021, the Company amended and restated the Convertible Facility (the “Third Restatement”) pursuant to which the Company received an additional advance of $10.0 million evidenced by the issuance of Facility Notes with a conversion price of $0.1608 per Share. In connection with the Third Restatement, the Company paid a fee of $937,127, which amount is also evidenced by the issuance of Facility Notes with a conversion price of $0.1608 per

Share. The Company also issued 62,174,567 Facility Warrants exercisable for five years at a purchase price of $0.1608 per Share. The Facility Notes, and Facility Warrants issued pursuant to the Third Restatement included down round adjustment provisions, with certain exceptions, if the Company issued securities at a lower price.

Pursuant to the terms of the Third Restatement, of the $168.1 million Facility Notes outstanding prior to Tranche 4 and the Incremental Advances thereunder (including paid-in-kind interest accrued on such notes), the conversion price of $47.1 million of the Facility Notes was changed to $0.17 per share ($16.8 million of which continued to be subject to down round adjustment provisions), and the Company cancelled an aggregate of 2,160,507 Facility Warrants that were issued with such notes and, in exchange, issued 41,967,832 Facility Warrants with an exercise price of $0.1608 per share.

At the time of the Third Restatement, the Convertible Facility included certain negative covenants, including restrictions on incurring liens and debt, sale of assets, conducting mergers, investments and affiliate transactions and making certain payments. The Convertible Facility was also amended to, among other things, modify the minimum liquidity covenant, which extended the period during which it was waived from December 31, 2020 to June 30, 2021, reset the minimum liquidity threshold to $7.5 million effective on July 1, 2021 through December 31, 2021, and $15.0 million thereafter, and waived of the minimum liquidity covenant if the Company is current on cash interest. Furthermore, covenants with regards to non-operating leases, capital expenditures and corporate SG&A were tied to a board of directors approved budget.

As a result of issuances of convertible debentures pursuant to the Company’s unsecured convertible debenture facility entered into on September 16, 2020, under the terms of the Convertible Facility (prior to the Third Restatement), the conversion prices of a total of approximately $63.9 million Facility Notes and the exercise prices of 130,804,447 Facility Warrants were reduced to $0.1529 per share.

On May 11, 2021, the Company entered into an agreement letter (the “Waiver”) with GGP wherein the Company received reprieve from certain potential non-compliance with certain covenants under the Third Restatement dated January 11, 2021, such as potential non-compliance with certain reporting and notice requirements, pay certain liabilities when due, deliver control agreements for certain bank accounts, obtain consent from the lenders prior to hiring certain executives, obtain consent from the lenders for certain matters and related items. No amounts were paid by the Company for the Waiver. Refer to “Note 19 — Senior Secured Convertible Credit Facility”, “Note 26 — Related Party Transactions” and “Note 29 — Subsequent Events” of the Consolidated Financial Statements for the fiscal years ended June 26, 2021 and June 27, 2020 included in Item 16 of the 2021 Annual Report.

Fourth Restatement

On August 17, 2021, the Company entered into an amended and restated Convertible Facility (“Fourth Restatement”) pursuant to which certain terms were amended, including among other things, extension of the maturity date of the Facility Notes to August 17, 2028, elimination of any cash interest payable and instead providing for paid-in-kind interest, elimination of certain repricing provisions that apply to the Facility Notes and the Facility Warrants, elimination of and revision to certain restrictive covenants and amendment to the minimum liquidity covenant. Accrued paid-in-kind interest will be convertible at the higher of (i) the per Share volume-weighted average price of the Shares on the Canadian Securities Exchange (or, if not listed on the Canadian Securities Exchange, such other recognized stock exchange or quotation system on which the Shares are listed for trading) for the period from the scheduled open of trading until the scheduled close of trading of the primary trading session over the 30 consecutive trading days prior to and including the relevant interest payment date, determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours, and (ii) the price per share determined using the lowest discounted price available pursuant to the pricing policies of the Canadian Securities Exchange or otherwise permitted by the Canadian Securities Exchange. Following the Fourth Restatement, (i) the Facility Notes held by the holders on the effective date of the Fourth Restatement may not be prepaid without the prior written consent of the collateral agent until legalization of the general cultivation, distribution and possession of marijuana at the federal level in the United States, or the removal of the regulation of such activities from the U.S. federal laws, following which any such prepayment shall require no less than six months’ notice from MedMen to the holders of such Facility Notes. The Convertible Facility continues to include affirmative and negative covenants, including restrictions on the following: incurring liens and debt, selling assets, conducting mergers, investments and affiliate transactions and making certain equity distributions, in each case, subject to customary exceptions. No changes were made to the conversion and exercise prices of the Facility Notes or Facility Warrants.

The Fourth Restatement also provides the holders of the Facility Notes with a top-up right upon the issuance by MedMen of certain Shares, or securities convertible, exchangeable or exercisable for Subordinate Voting Shares, in the form of warrants to acquire additional Shares, intended generally to maintain their “as converted” equity interest, and a pre-emptive right with respect to certain future equity financings of the Company, subject to certain exceptions. In February 2022, the issuance of shares to settle a fee paid in connection with the modification of a Senior Secured Commercial Loan Agreement triggered certain “top-up” rights, pursuant to which the Company is issued to the holders of Facility Notes a total of 6,682,567 five-year warrants, each entitling the holder to purchase one Share at a purchase price of US$0.1615 (C$0.205).

An event of default may result in the accelerated maturity of all amounts outstanding under the Facility Notes and also an increase in the interest rate under the Convertible Facility by up to 3% per annum. An event of default includes but is not limited to failure to pay any amounts owed pursuant to the Convertible Facility, failure to comply with covenants, the filing of certain judgements and liens against the Company, filing of bankruptcy, prohibition by a governmental authority to conduct the Company’s material business or a material adverse change to business, loss of a cannabis license that results in a material adverse effect, default under any material agreement, a change of control, or de-listing for a securities stock exchange.

In connection with the Fourth Restatement, a newly formed limited partnership (the “Superhero LP”) established by Tilray, Inc. (“Tilray”) and other strategic investors, acquired an aggregate principal amount of approximately $165.8 million of the Facility Notes and 135,266,664 Facility Warrants, all of which were originally issued by MedMen and held by certain funds associated with GGP and certain other investors. The Company granted Tilray the right to appoint two non-voting observers to the Company’s board of directors. See “Security Ownership of Certain Beneficial Owners and Management” for information about the beneficial ownership of Superhero LP, Tilray and other entities affiliated with Michael Serruya, a director of MedMen.

In connection with the Amendment and Restatement, the Company and its subsidiaries, the existing holders of Facility Notes, and certain of the investors in the August 2021 Private Placement (as discussed below) entered into a Mutual Release dated August 17, 2021 with respect to the transactions described above, the Third Restatement and any predecessor documents.

$100 Million Equity Investment

On August 17, 2021, the Company entered into subscription agreements with various investors, including a backstop letter agreement (the “Backstop Commitment”) with investors associated Serruya Private Equity Inc. (“SPE”), to purchase $100 million of units (“Units”) of MedMen at a purchase price of $0.24 per Unit (the “August 2021 Private Placement”). Each Unit consisted of one Share and one quarter share purchase warrant (each, an “August 2021 Warrant”). Each whole August 2021 Warrant permits the holder to purchase one Share for a period of five years from the date of issuance at an exercise price of $0.288 per Share. In consideration for providing the Backstop Commitment, the applicable SPE investors received a fee of $2.5 million paid in the form of 10,416,666 Shares at a deemed price of $0.24 per Share. Pursuant to the August 2021 Private Placement, the Company issued an aggregate of 416,666,640 Shares and August 2021 Warrants to purchase 104,166,660 Shares, including to S5 Holdings Limited Liability Company, which is controlled by Michael Serruya, our Chief Executive Officer and a director of MedMen.

Each Unit issued to certain funds associated with SPE also included a proportionate interest in a short-term subscription right (the “Short-Term Subscription Right”), The Short-Term Subscription Right entitled the holders to acquire, on payment of $30 million, at the option of the holders, an aggregate of 125,000,000 Units at an exercise price of $0.24 per Unit, or $30 million principal amount of notes at par, convertible into 125,000,000 Subordinate Voting Shares at a conversion price of $0.24 per Share. The Short-Term Subscription Right expired on December 31, 2021, unexercised.

Board Nomination Rights Agreements

On August 17, 2021, the Company entered into a Board Nomination Rights Agreement (the “S5 Holdings Nomination Agreement”) with S5 Holdings pursuant to which so long as S5 Holdings’ diluted ownership percentage of MedMen (including the proportionate equity ownership of securities held by Superhero LP) is at least 9%, S5 Holdings will be entitled to designate one individual to be nominated to serve as a director of the Company, which S5 Holdings has initially designated as Michael Serruya.

On August 17, 2021, the Company entered into a Board Nomination Rights Agreement with Gotham Green Partners, LLC (the “GGP Nomination Agreement”) pursuant to which so long as GGP and certain associated investors’ diluted ownership percentage of MedMen is at least 10%, GGP will be entitled to designate one individual to be nominated to serve as a director of the Company.

Wicklow Capital, Inc.

In August 2019, Benjamin Rose became the non-executive Chairman of the Board and later became the Executive Chairman of the Board in May 2019. Mr. Rose is the Chief Investment Officer of Wicklow Capital, Inc. On December 11, 2019, the Company announced that Mr. Rose was granted a limited proxy of 815,295Class A Super Voting Shares, which represented 50% of the total Class A Super Voting Shares, for a period of one year, which expired on December 10, 2020. As a result of the proxy, Mr. Rose had joint control of the Company. Mr. Rose resigned as a director on December 14, 2020.

In August 2019, GGP and Wicklow Capital completed a $30.0 million non-brokered financing of Shares at a price equal to $2.37 per share wherein the Company issued 14,634,147 Shares to the investors. In December 2019, the Company engaged in a non-broker partner placement wherein Wicklow Capital in the offering in which the Company issued 23,720,929 Shares for aggregate gross proceeds of $10.2 million to the investors. In April 2020, the Company granted 5,458,749 restricted stock units to Benjamin Rose, the former Executive Chairman of the Board. The units vested on December 10, 2020.

SierraConstellation Partners

In March 2020, the Company retained interim management and advisory firm, SierraConstellation Partners (“SCP”), to support the Company in the development and execution of its turnaround and restructuring plan. As part of the engagement, Tom Lynch the Company’s former was appointed as interim Chief Executive Officer and Chief Restructuring Officer, Tim Bossidy was appointed as Chief Operating Officer, and in December 2020, Reece Fulgham was appointed as interim Chief Financial Officer, all of whom have resigned from the Company. On July 12, 2021, in connection with Mr. Lynch’s appoint as the permanent Chief Executive Officer, the Company and SCP entered into the Retention Agreement, as further described below under “Employment and Severance Agreements”. Mr. Lynch is a Partner and Senior Managing Director at SCP. Mr. Bossidy is a Director at SCP. Mr. Fulgham is a Managing Director of SCP. As of June 26, 2021, the Company had paid $3,113,364 in fees to SCP for interim management and restructuring support during the current fiscal year. In addition, during the year ended June 26, 2021, Mr. Lynch, Mr. Bossidy and Mr. Fulgham each received awards of stock options and restricted stock units, as further described below “Executive Compensation”.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO 2018 STOCK AND INCENTIVE PLAN
TO SET THE SHARES SUBJECT TO THE PLAN AT 200,000,000 SHARES PLUS all shares underlying outstanding awards as of APRIL 1, 2021

The Board has adopted, subject to shareholder approval, an amendment (the “2018 Plan Amendment”) to the MedMen Enterprises Inc. 2018 Stock and Incentive Plan (the “2018 Plan”). A summary of the material terms of the 2018 Plan is provided below, and is qualified in its entirety by the full text of the 2018 Plan and the 2018 Plan Amendment, which is attached to this proxy statement as Appendix A.

We are asking shareholders to approve the 2018 Plan Amendment, pursuant to which 200,000,000 Shares plus all Shares underlying outstanding awards as of April 1, 2021 will be available for future issuance. The 2018 Plan did not have a limit prior to the amendment by our board of directors in April 2021. Regulations of the State of California require that a compensatory benefit plan provide the total number of securities which may be issued. Shareholder approval of the 2018 Plan Amendment will allow us to maintain equity awards as an important component of our compensation program and to continue to align the interests of our employees, consultants, officers, and non-employee directors with those of our shareholders.

To be effective, the resolution to approve the 2018 Plan Amendment requires the affirmative vote of not less than a majority of the outstanding Shares entitled to vote at the Meeting for purposes of applicable regulations of the state of California. For purposes of applicable Canadian regulations, to be effective, the resolution to approve the 2018 Plan Amendment requires the affirmative vote of not less than a majority of the votes cast by the shareholders present in person or represented by proxy and entitled to vote at the Meeting For purposes of approval of such resolution pursuant to applicable Canadian regulations, the votes of the current officers, directors, consultants, and other insiders and related persons of the Company that are eligible to participate in the 2018 Plan will be excluded in determining whether the resolution has been approved. To our knowledge, such persons hold an aggregate of 3,059,180 Shares that would be excluded from the vote in determining if the resolution has been approved. If the 2018 Plan Amendment is not approved, no changes will be made to the existing 2018 Plan.

Summary of the 2018 Plan

Purpose

The purpose of the 2018 Plan is to enable the Company and its affiliated companies to: (i) promote and retain employees, officers, consultants, advisors and non-employee directors capable of assuring the future success of the Company, (ii) to offer such Persons incentives to put forth maximum efforts, and (iii) to compensate such Persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership, thereby aligning the interests of such Persons and the MedMen Shareholders.

The 2018 Plan permits the grant of (i) nonqualified stock options (“NQSOs”) and incentive stock options (“ISOs”) (collectively, “Options” or “MedMen Options”), (ii) restricted stock awards, (iii) restricted stock units (“RSUs” or “MedMen RSUs”), (iv) stock appreciation rights (“SARs”), and (v) performance compensation awards (“Performance Awards”), which are referred to herein collectively as “Awards,” as more fully described below.

Administration

To the extent that the MedMen Board has not appointed a Compensation Committee, all rights and obligations noted below of a Compensation Committee in respect of the 2018 Plan are to be those of the full MedMen Board. The Compensation Committee, if appointed, may delegate to one or more officers or directors of the Company the authority to grant Awards, subject to such terms, conditions and limitations as the Compensation Committee may establish in its sole discretion and provided that such delegation of authority would not cause the 2018 Plan to be non-compliant with applicable exchange rules or applicable corporate or securities law.

To the full extent permitted by law, the members of the MedMen Board, the Compensation Committee and each Person to whom the Compensation Committee delegates authority under the 2018 Plan will not be liable for any action taken or determination made in good faith with respect to the 2018 Plan or any Award made under the MedMen Equity Incentive Plan, and will be entitled to indemnification by the Company, in addition to such other rights of indemnification they may have by virtue of their position with the Company, with regard to such actions and determinations.

The Compensation Committee may impose restrictions on the grant, exercise or payment of an Award as it determines appropriate

Eligibility

Any of the Company’s employees, officers, directors and consultants are eligible to participate in the MedMen Equity Incentive Plan if selected by the Compensation Committee (the “Participants”). The basis of participation of an individual under the 2018 Plan, and the type and amount of any Award that an individual will be entitled to receive under the 2018 Incentive Plan, will be determined by the Compensation Committee based on its judgment as to the best interests of the Company, and therefore cannot be determined in advance.

Authorized Shares Available for Awards Under the 2018 Plan

The maximum number of Shares that may be issued under the 2018 Plan shall be determined by the MedMen Board from time to time. On April 1, 2021, the MedMen Board set the maximum number of Shares that may be issued at 200,000,000 plus all shares underlying outstanding awards as of that date. Any shares subject to an Award under the 2018 Plan that are forfeited, cancelled, expire unexercised, are settled in cash, or are used or withheld to satisfy tax withholding obligations of a Participant shall again be available for Awards under the 2018 Plan.

In the event that the Company is listed on the Canadian Securities Exchange (“CSE”) (as is currently the case), the aggregate number of Shares issued or issuable to persons providing investor relations activities (as defined in CSE policies) as compensation within a one-year period, shall not exceed 1% of the total number of Shares then outstanding.

Awards

Options

The Compensation Committee is authorized to grant Options to purchase Shares that are either ISOs, meaning they are intended to satisfy the requirements of Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”), or NQSOs, meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the 2018 Plan will be subject to the terms and conditions established by the Compensation Committee.

Under the terms of the 2018 Plan, unless the Compensation Committee determines otherwise in the case of an Option substituted for another Option in connection with a corporate transaction, the exercise price of the Options will not be less than the fair market value (as determined under the 2018 Plan) of the shares at the time of grant. In the event that the Shares are listed on the CSE (as is currently the case), the fair market value shall not be lower than the greater of the closing price of the Shares on the CSE on (i) the trading day prior to the date of grant of the Options, and (ii) the date of grant of the Options.

Options granted under the 2018 Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the 2018 Plan will be ten years from the date of grant (or five years in the case of an ISO granted to a 10% shareholder). Payment in respect of the exercise of an Option may be made, among other forms, in cash or by check, by surrender of shares (at their fair market value on the date of exercise) or by such other method as the Compensation Committee may determine to be appropriate. The Compensation Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate fair market value (determined as of the date of exercise) equal to the excess, if positive, of the fair market value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

No Option (or, if applicable, SARs) shall be exercisable, no Shares shall be issued, no certificates for Shares shall be delivered and no payment shall be made under the 2018 Plan except in compliance with all applicable laws.

Restricted Stock

A restricted stock award is a grant of Shares, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the Participant for each Share subject to a restricted stock award. The Compensation Committee may condition the expiration of the restriction period, if any, upon: (i) the Participant’s continued service over a period of time with the Company or its affiliates; (ii) the achievement by the Participant, the Company or its affiliates of any performance goals set by the Compensation Committee; or (iii) any combination of the above conditions as specified in the applicable award agreement. If the specified conditions are not attained, the Participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying Class B Subordinate Voting Shares will be forfeited. At the end of the restriction period, if the conditions, if any, have been satisfied, the restrictions imposed will lapse with respect to the applicable number of Shares. During the restriction period, if provided in the applicable award agreement, a Participant will have the right to vote the shares underlying the restricted stock; however, all dividends will remain subject to restriction until the stock with respect to which the dividend was issued lapses. The Compensation Committee may, in its discretion, accelerate the vesting and delivery of shares of restricted stock. Unless otherwise provided in the applicable award agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Company, the unvested portion of a restricted stock award will be forfeited.

Restricted Stock Units

RSUs are granted in reference to a specified number of Shares and entitle the holder to receive, on achievement of specific performance goals established by the Compensation Committee, after a period of continued service with the Company or its affiliates or any combination of the above as set forth in the applicable award agreement, one Share for each such Share covered by the RSU; provided, that the Compensation Committee may elect to pay cash, or part cash and part Shares in lieu of delivering only Shares. The Compensation Committee may, in its discretion, accelerate the vesting of RSUs. Unless otherwise provided in the applicable award agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Company, the unvested portion of the RSUs will be forfeited.

Stock Appreciation Rights

An SAR entitles the recipient to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of Shares over the period between the date of the grant of the SAR and the date of exercise, payable in Shares. The grant price of the SAR as specified by the Compensation Committee may not be less than 100% of the fair market value of one Share on the date of grant of the SAR, unless the SAR is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an affiliate (subject to applicable law and securities exchange rules). Any grant may specify a vesting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR shall be exercisable. No SAR may be exercised more than ten years from the grant date. Upon a Participant’s termination of service, the same general conditions applicable to Options as described above would be applicable to SARs.

Performance Awards

Eligible Persons may be granted Performance Awards that may be denominated or payable in cash, Shares (including, without limitation, restricted stock and RSUs), other securities, other Awards or other property. Performance Awards granted under the 2018 Plan confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective performance goals during such performance periods as the Compensation Committee shall establish. Subject to the terms of the 2018 Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award will be determined by the Compensation Committee.

Non-Transferability

Generally, Awards granted under the 2018 Plan shall be nontransferable except by will or by the laws of descent and distribution. No Participant shall have any rights as a shareholder with respect to Shares covered by Options, SARs, restricted stock awards, or RSUs, unless and until such Awards are settled in Shares.

Adjustments for Stock Splits, Stock Dividends and Similar Events

In the event of any dividend, recapitalization, forward or reverse stock split, reorganization, merger, arrangement, consolidation, split-up, split-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, or other similar corporate transaction or event, which affects the Shares, the Compensation Committee may make such adjustment, which is appropriate in order to prevent dilution or enlargement of the rights of Participants under the 2018 Plan, to (i) the number and kind of shares which may thereafter be issued in connection with Awards, (ii) the number and kind of shares issuable in respect of outstanding Awards, (iii) the purchase price or exercise price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award, and (iv) any share limit set forth in the 2018 Plan.

Effect of Termination of Service

Each award agreement evidencing an award granted under the 2018 Plan will provide, as determined by the Compensation Committee, the extent to which a participant will forfeit (or vest in) any portion of such award as a result of a termination of service, and with respect to a stock option or a stock appreciation right, the extent to which the participant may have the right to exercise such award following a termination of service. Without limiting the foregoing, if an employee incurs an termination of employment for any reason other than death or disability, then the award will expire the earliest of its expiration date, three months after termination for service for any reason other than cause or the date of termination of serviced for cause. In the event of death or disability, the award will expire the earlier of its expiration date or 12 months after such event.

Effect of Certain Corporate Transactions

No award agreement may accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change in control event, unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change in control event.

In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Compensation Committee or the MedMen Board may, in its sole discretion, provide for any (or a combination) of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs):

•        termination of the Award, whether or not vested, in exchange for cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights,

•        the replacement of the Award with other rights or property selected by the Compensation Committee or the MedMen Board, in its sole discretion,

•        assumption of the Award by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices,

•        that the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable award agreement, or

•        that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

Amendments

The MedMen Board may amend, alter, suspend, discontinue or terminate the 2018 Plan and the Compensation Committee may amend any outstanding Award at any time; provided that (i) such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the shareholders if such approval is necessary to comply with any tax or regulatory requirement applicable to the 2018 Plan (including, without limitation, as necessary to comply with any rules or requirements of an applicable securities exchange), and (ii) no such amendment or termination may adversely affect Awards then outstanding without the Award holder’s permission.

Tax Withholding

The Company may take such action as it deems appropriate to ensure that all applicable federal, state, local and/or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.

United States Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the 2018 Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the 2018 Plan. The income tax consequences under applicable foreign, state or local tax laws may not be the same as under U.S. federal income tax law.

Incentive Stock Options.    The grant of an incentive stock option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (although alternative minimum tax may apply), and any gain realized upon a disposition of our Shares received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the Shares for at least two years after the date of grant and for more than one year after the date of exercise (the “holding period requirement”). For exercised options to qualify for the foregoing tax treatment, the grantee generally must be employed by us or one of our subsidiaries from the grant date of the option through a date within three months before the exercise date of the options. We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option.

If the holding period requirement mentioned above is not met, the grantee will recognize ordinary income upon the disposition of the Shares received pursuant to an incentive stock option in an amount generally equal to the excess of the fair market value of the Shares at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain.

Non-Qualified Options.    The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Shares on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the Shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

Restricted Stock.    A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the Shares are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Shares on the date of the award (less the purchase price, if any), determined without regard to the restrictions (other than restrictions that by their terms will never lapse). By making a Section 83(b) election, the grantee will recognize no additional ordinary compensation income with respect to the Shares when the restrictions lapse, and will instead recognize short-term or long-term capital gain (or loss) with respect to the Shares when they are sold, depending upon whether the shares have been held for more than one year at the time of sale. The grantee’s tax basis in the Shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the grantee, and the grantee’s holding period for such shares will begin at that time. If the Shares are subsequently forfeited, the grantee will not be entitled to a deduction as a result of such forfeiture, but will be entitled to claim a short-term or long-term capital loss (depending upon whether the shares have been held for more than one year at the time of forfeiture) to the extent of the consideration paid by the grantee for such shares. If the grantee does not make such a Section 83(b) election, the fair market value of the Shares on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. The grantee’s tax basis in the Shares will be equal to the fair market value of such shares when the forfeiture restrictions lapse, and the grantee’s holding period for such shares will begin at that time.

Generally, during the restriction period, dividends paid with respect to restricted shares will be treated as compensation taxable as ordinary income (not dividend income). Dividend payments received with respect to the restricted shares for which a Section 83(b) election has been made or which are paid after the restriction period lapses generally will be treated and taxed as dividend income.

Restricted Stock Units.    There are no immediate tax consequences of receiving an award of restricted stock units under the 2018 Plan. A grantee who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the amount of cash or the fair market value of the shares issued to the grantee at the end of the restriction period or, if later, the payment date. A grantee’s tax basis in Shares received at the end of a restriction period will be equal to the fair market value of such shares when the grantee receives them, and the grantee’s holding period will begin at that time.

Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2018 Plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the grant price and the amount of cash or the fair market value of the Shares received on the date of exercise. A grantee’s basis in the Shares received upon the exercise of a stock appreciation right will be equal to the fair market value of such shares on the exercise date, and the grantee’s holding period for such shares will begin at that time.

Performance Share Units, Performance Units.    The federal income tax consequences of a performance share unit or performance unit award are generally the same as for the restricted stock units, as described above.

Performance Awards.    Generally, grantees who receive Performance Awards will be required to recognize ordinary income at the time of payment of the award, in an amount equal to the amount of cash paid and/or the fair market value of the Shares delivered to the grantee. Grantees who receive any dividend equivalent amounts will recognize such payment as ordinary income (not dividend income).

Disposition of Shares.    Generally, upon the subsequent disposition of the Shares acquired under the awards described above, the grantee will recognize short-term or long-term gain or loss, depending upon whether the shares have been held for more than one year at the time of disposition. Such gain or loss will be equal to the difference between the amount realized upon such disposition and the grantee’s tax basis in such shares.

Section 409A.    We intend for awards granted under the 2018 Plan to comply with, or be exempt from, Section 409A of the Internal Revenue Code, which imposes certain restrictions on nonqualified deferred compensation. However, we will not have any obligation to indemnify or otherwise hold any grantee harmless from any taxes or penalties that may be imposed under Section 409A of the Internal Revenue Code.

Tax Consequences to the Company.    To the extent that a grantee recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the grantee performs services generally will be entitled to a corresponding compensation deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, and is not an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code. However, the Company’s compensation deductions also may be limited by Section 162(m) of the Internal Revenue Code (“Section 162(m)”), as discussed below.

Pursuant to Section 162(m), as amended by the Tax Cuts and Jobs Act of 2017, the Company or the applicable subsidiary may not deduct compensation paid to a “covered employee” for any taxable year after 2017, to the extent that the compensation paid in such year exceeds $1 million, except as provided under transition rules for certain written binding compensation arrangements in effect on November 2, 2017. As a result, awards granted under the 2018 Plan to a covered employee (as defined under Section 162(m)) generally will not be deductible by the Company or the applicable subsidiary to the extent that the total compensation paid to that covered employee for a year (including the amount of any such awards that would otherwise be deductible in that year) exceeds $1 million.

Withholding.    Grantees will be responsible for making appropriate provision for all taxes required to be withheld in connection with the grant, vesting, exercise or settlement of an award under the 2018 Plan. This includes responsibility for all applicable federal, state, local and foreign withholding taxes. In the case of the payment of awards in Shares, if a grantee fails to make such provision, the Company and its subsidiaries may withhold from the payment that number of shares which has a fair market value equal to the grantee’s tax obligation.

Registration with the SEC

The Company has filed a Registration Statement on Form S-8 to registering the Shares reserved for issuance under the 2018 Plan with the SEC pursuant to the Securities Act of 1933, as amended.

Plan Benefits

Because it is within the discretion of the Compensation Committee to determine which non-employee directors, employees and other service providers will receive awards and the amount and type of awards received, it is not presently possible to determine the number of individuals to whom awards will be made in the future under the 2018 Plan or the amount of the awards. As of June 26, 2021, MedMen had approximately 875 employees across its operating jurisdictions, of which approximately 600 were full-time employees and approximately 125 of which were employed at the corporate level.

The Board believes that the 2018 Plan enhances the Company’s ability to attract, retain and motivate key executives and employees eligible for awards under the 2018 Plan, which supports the Company’s objectives of increasing shareholder value and the success of the Company, and aligns the interests of our employees, consultants, officers and non-employee directors with those of our shareholders.

Equity Compensation Plan Information

The table below shows information regarding awards outstanding and Shares available for issuance as of June 26, 2021 under the 2018 Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights		(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	36,097,898	$0.6970	(1)	239,890,613	(2)
Equity compensation plans not approved by security holders	—	—		—
Total	36,097,898	$0.6970		239,890,613	(2)

____________

(1)      Reflects C$0.8569 and based on the CAD/USD exchange rate of $1.2294 on June 25, 2021 as reported by the Bank of Canada.

(2)      The aggregate number of Shares that may be issued under all Awards under the 2018 Plan shall be the number of Shares as determined by the Board from time to time. On April 1, 2021, the Company amended the 2018 Plan to set the amount reserved for future issuance under the 2018 Plan to 200,000,000 Shares plus all shares underlying outstanding awards as of the effective date of the approval by the Board.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 2018 PLAN AMENDMENT IN PROPOSAL 3.

PROPOSAL NO. 4

APPOINTMENT AND REMUNERATION OF AUDITORS

The members of the Audit Committee of our board of directors and our board of directors believe the continued retention of MNP LLP (“MNP”) as our independent registered accounting firm is in the best interests of the Company and our shareholders. Ratification requires the receipt of FOR votes constituting a plurality of the shares cast by the shareholders who vote in respect of this proposal.

If the selection is not ratified, it is contemplated that the appointment of MNP for the ensuing year may be permitted to stand in view of the difficulty and the expense involved in changing independent auditors on short notice, unless the Audit Committee finds other compelling reasons for making a change. Even if the selection is ratified, the Audit Committee and the Board of Directors may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders. The Company does not anticipate that a representative of MNP will attend the Meeting.

Principal Accountant Fees and Services

MNP has served as our independent registered public accounting firm since May 28, 2018. The engagement of MNP was approved by the Audit Committee. MNP completed an audit of the Company’s financial statements for the year ended June 26, 2021.

The following table provides information regarding the fees billed to us by MNP in the fiscal years ended June 26, 2021 and June 27, 2020. All fees described below were approved by the Board:

	For the fiscal year ended
	June 26, 2021	June 27, 2020
Audit Fees(1)	$1,719,653	$2,250,104
Audit Related Fees(2)	—	65,671
Tax Fees	—	—
All Other Fees(3)	4,708	—
Total Fees:	$1,724,361	$2,315,776

____________

(1)      Audit Fees include fees for services rendered for the audit of our financial statements included in our Annual Report on Form 10-K and assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements.

(2)      Audit Related Fees include consultation regarding our correspondence with the SEC and other accounting consulting.

(3)      All Other Fees consists of fees for other miscellaneous items.

Pre-Approval Policies and Procedures for Audit and Non-Audit Services

The charter of the Audit Committee provides that the duties of the Audit Committee as they relate to the external auditor of the Company, include that it must (i) review and pre-approve non-audit services to be provided to the Company by the external auditor; (ii) review and approve the engagement letters of the external auditor, including for permissible non-audit services, including the fees to be paid for such services; and (iii) review the nature of and fees for any non-audit services performed for the Company by the external auditor and consider whether the nature and extent of such services could detract from the external auditor’s independence in carrying out the audit function.

REPORT OF THE AUDIT COMMITTEE

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by MedMen Enterprises Inc. under the Securities Act of 1933, as amended, or the Exchange Act.

The primary purpose of the Audit Committee is to assist the Company’s Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its shareholders, as well as reviews the Company’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.

In connection with these responsibilities, the Audit Committee met with management and MNP to review and discuss the financial statements for the fiscal year ended June 26, 2021. The Audit Committee has also discussed with MNP, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301. In addition, the Audit Committee discussed with MNP its independence, and received from MNP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board. Finally, the Audit Committee discussed with MNP, with and without management present, the scope and results of MNP’s audit of such financial statements.

Based on the Audit Committee’s discussions with management, review of MNP’s letter and discussions with MNP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended June 26, 2021.

Audit Committee of the Board
Mel Elias (Chair)
Ed Record
David Hsu
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE APPOINTMENT AND REMUNERATION OF OUR AUDITORS IN PROPOSAL 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Class B Subordinate Voting Shares for:

•        Each of our directors.

•        Each of our executive officers.

•        All of our directors and executive officers as a group.

•        Each person who we know beneficially owns more than five percent of our Class B Subordinate Voting Shares.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o MedMen Enterprises Inc., 10115 Jefferson Boulevard, Culver City, California, 90232.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all Class B Subordinate Voting Shares that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 1,208,249,218 Class B Subordinate Voting Shares outstanding at March 4, 2022, the Record Date. There are no Class A Super Voting Shares outstanding. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares subject to options, warrants, units, Redeemable Units, LTIP Units and MedMen Corp. Redeemable Shares held by that person that are currently exercisable or exercisable within 60 days of March 4, 2021. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than one percent is denoted with an “*”.

	Class B Subordinate Voting Shares Beneficially Owned
Name of Beneficial Owner	Shares	%
Named Executive Officers and Directors
Michael Serruya(1)(5)	972,388,907	45.0%
Rozlyn Lipsey(2)	893,007	*
Tyson Rossi(3)	82,388	*
Ana Bowman	—	—
Ed Record	14,924	*
Mel Elias	878,323	*
David Hsu	14,924	*
Cameron Smith	840,573	*
All executive officers and directors as a group (9 persons)(4)	976,239,638	45.1%
5% Security Holders
Superhero Acquisition Corp.(5)	954,334,286	44.1%
Tilray, Inc.(5)	954,334,286	44.1%
MOS Holdings Inc.(5)	954,334,286	44.1%
Gotham Green Partners, LLC(6)	286,845,690	19.2%
Parallax Master Fund, L.P(7)	83,778,851	657%
Wicklow Capital, Inc.(8)	60,858,526	5.0%

____________

(1)      Includes the following securities held directly by Superhero Acquisition L.P. (“Superhero LP”): (a) 814,161,792 Subordinate Voting Shares issuable upon conversion of the outstanding principal and accrued interest of Facility Notes as of September 30, 2021, and (b) 140,172,494 Shares issuable upon exercise of warrants, Superhero Acquisition Corp. (“Superhero GP”) is the general partner of Superhero LP. See footnote (5) below for a further description of Superhero LP and Superhero GP. Also includes the following securities held directly by S5 Holdings Limited Liability Company (“S5 Holdings”): (a) 18,054,621 Shares and (b) 4,318,343 Shares issuable upon exercise of warrants. Michael Serruya controls S5 Holdings. Mr. Serruya for purposes of Rule 13d-3 under the Exchange Act may be deemed the beneficial owner with respect to the securities held directly record by Superhero LP and S5 Holdings. Michael Serruya has sole voting and investment power with respect to securities directly held by S5 Holdings and shared voting and investment power with respect to securities held directly by Superhero LP. Mr. Serruya disclaims beneficial ownership over the securities held directly by Superhero LP, except with respect to such securities that represent the proportionate interest held by S5 Holdings in Superhero LP. The address for Michael Serruya is 210 Shields Court, Markham, Ontario L3R 8V2 Canada.

(2)      Includes an aggregate of (a) 384,157 Shares issuable upon exercise of vested options and (b) 325,006 vested RSUs for which the underlying Shares have not been issued.

(3)      Includes an aggregate of (a) 77,409 Shares issuable upon exercise of vested options and (b) 4,979 vested RSUs for which the underlying Shares have not been issued.

(4)      Includes securities referenced in footnotes (1), (2) and (3).

(5)      Consists of 814,161,792 Shares issuable upon conversion of the outstanding principal and accrued interest of Facility Notes as of September 30, 2021, and 140,172,494 Shares issuable upon exercise of warrants directly held by Superhero LP, of which Superhero GP is the general partner. Tilray, Inc., a public company with Class 2 common stock listed on the Nasdaq Global Select Market, owns approximately two-thirds of the outstanding equity interests in Superhero GP. MOS, which is solely owned by Michael Serruya, holds approximately one-third of the outstanding equity interests in Superhero GP. Accordingly, for purposes of Rule 13d-3 under the Exchange Act, Tilray and MOS may be deemed the beneficial owners with respect to the securities held of record by Superhero LP and have shared voting and investment power with respect to such securities. The address of MOS is 210 Shields Court, Markham, Ontario L3R 8V2 Canada. The address of Tilray, Inc. is 655 Madison Ave., Suite 1900, New York, New York 10065.

(6)      Consists of securities held by the following entities:

Entity	Shares underlying Facility Notes*	Shares underlying Warrants
Gotham Green Fund I HoldCo, LLC	4,625,432	1,543,099
Gotham Green Fund I(Q) HoldCo, LLC	18,504,618	6,173,364
Gotham Green Fund II HoldCo, LLC	10,152,392	1,081,183
Gotham Green Fund II(Q) HoldCo, LLC	59,090,494	6,292,857
Gotham Green Partners SPV IV Hold Co, LLC	105,712,233	4,015,044
Gotham Green Partners SPV VI HoldCo, LLC	31,982,234	37,672,740

____________

*        Includes outstanding principal and accrued interest of such convertible notes as of September 30, 2021.

Gotham Green Partners LLC is the SEC registered investment adviser to the funds referenced below. Gotham Green GP 1 LLC is the manager of Gotham Green Fund 1 HoldCo, LLC and Gotham Green Fund 1(Q) HoldCo, LLC, and also the general partner of Gotham Green Fund 1, L.P. and Gotham Green Fund 1(Q), L.P. Gotham Green GP II, LLC is the manager of Gotham Green Fund II HoldCo, LLC and Gotham Green Fund II(Q) HoldCo, LLC, and also the general partner of Gotham Green Fund II, L.P. and Gotham Green Fund II(Q), L.P. Gotham Green Partners SPV IV GP, LLC is the manager of Gotham Green Partners SPV IV HoldCo, LLC, and also the general partner of Gotham Green Partners SPV IV, L.P. Gotham Green Partners SPV VI GP, LLC is the manager of Gotham Green Partners SPV VI HoldCo, LLC and the general partner of Gotham Green Partners SPV VI, L.P. Jason Adler is the managing member of each manager of each HoldCo and Gotham Green Partners, LLC. Each HoldCo also has an independent committee that has exclusive control over operational and governance decisions of the Company, to the extent applicable, that each HoldCo may be able to influence as a result of its holding of MedMen securities. Gotham Green Partners, LLC disclaims beneficial ownership, as defined in Rule 13d-3 under the Securities Act, of any of such securities. The address of Gotham Green Partners, LLC is 1437 4th Street, Santa Monica, CA 90401.

(7)      Based on information provided in a Schedule 13G/A filed on August 23, 2021. Consists of (a) 31,250,000 Shares, (b) 9,725,081 Shares issuable upon conversion of a Senior Secured Convertible Note, including principal and accrued interest as of September 30, 2021, (c) 11,445,389 Shares issuable on exercise of warrants dated as of August 17, 2021, (d) 31,250,000 Shares issuable on exercise of Warrants dated as of May 17, 2021, and (e) 108,381 Shares issuable on exercise of Warrants dated as of March 4, 2022. Parallax Volatility Advisers, L.P. (the “Parallax Advisers”), and Parallax Partners, LLC (the “Parallax Partners”), are the investment adviser and general partner, respectively, of investment funds, including the Parallax Master Fund, L.P. S. Daniel Hutchison and William F. Bartlett are the control persons of Parallax Advisors and Parallax Partners. Such persons share voting and investment power. Each disclaims membership in a group and disclaims beneficial ownership of such Subordinate Voting Shares except to the extent of that person’s pecuniary interest therein. The address for such holders is 88 Kearny Street, 20th Floor, San Francisco, California 94108.

(8)      Based on information provided by such shareholder. Consists of (a) 36,863,404 Subordinate held directly by Clarence LP (“Clarence”) , and (b) 23,995,122 Shares held directly by Milestone Investments, LP (“Milestone”), Wicklow Capital, Inc (“Wicklow”) is the general partner of Milestone and Clarence. The Daniel V. Tierney 2003 Trust (the “Trust”) is the sole stockholder of Wicklow and the sole limited partner of Milestone and Clarence. Mr. Daniel V. Tierney is the trustee and sole beneficiary of the Trust and has sole voting and dispositive power over the securities held by the Trust. The address for such persons is 737 N. Michigan Ave., Suite 2100, Chicago, IL 60311.

CORPORATE GOVERNANCE

Overview

Corporate governance relates to the activities of the Board, the members of which are elected by shareholders and are accountable to the Company, and takes into account the role of the individual members of management who are appointed by the Board and who are charged with the day-to-day management of the Company. The Canadian Securities Administrators has issued corporate governance guidelines pursuant to Canadian National Policy 58-201 — Corporate Governance Guidelines, which establishes corporate governance guidelines that apply to certain reporting issuers in Canada, together with certain related disclosure requirements pursuant to Canadian National Instrument 58-101 — Disclosure of Corporate Governance Practices. These guidelines are not intended to be prescriptive but to be used as “best practices” by issuers in developing their own corporate governance practices. We recognize that good corporate governance plays an important role in our overall success and in enhancing shareholder value and, accordingly, we have adopted certain corporate governance policies and practices which reflect our consideration of the recommended Corporate Governance Guidelines.

Code of Ethics

MedMen and its subsidiaries, including MM Enterprises USA, LLC, have adopted the Code of Business Conduct and Ethics (the “Code of Ethics”) to assist all directors, officers, employees (whether temporary, fixed-term or permanent), consultants and contractors (collectively, the “MedMen Representatives”) of the Company and its subsidiaries to maintain the highest standards of ethical conduct in corporate affairs. Our Code of Ethics also includes codes of ethics for our chief executive and principal financial officers and any persons performing similar functions. The Board has also adopted an Insider Trading Policy.

The purpose of this Code of Ethics is to encourage among MedMen Representatives a culture of honesty, accountability and fair business practice. We believe our Code of Ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the Code of Ethics. Each MedMen Representative must adhere to this Code of Ethics and cooperate fully in any investigations initiated by MedMen under this Code of Ethics or by securities regulators or other competent legal authorities.

The Code of Ethics is not intended to limit, prevent, impede or interfere in any way with any MedMen Representatives’ right, without prior notice to the Company, to provide information to the government, participate in investigations, testify in proceedings regarding the Company’s past or future conduct, or engage in any activities protected under whistleblower statutes.

Further information on the Company’s Code of Ethics, as well as the Insider Trading Policy, can be found on the investor relations portal on our website at investors.medmen.com. The information on our website is not deemed to be incorporated in this proxy statement or to be part of this proxy statement.

Any waivers of the application, and any amendments to, our Code of Ethics must be made by our board of directors. Any waivers of, and any amendments to, our code of ethics will be disclosed promptly on our Internet website.

Board of Directors

Our Articles of Incorporation, as amended to date, which we refer to as our articles, provide that if the Company is a public company the number of directors is the greater of three (3) and the most recently set of (a) the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and (b) the number of directors of the Company actually elected or continued in office. Each director holds office until the close of the next annual general meeting of shareholders, or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated. The board of directors currently consists of five (5) directors.

Our business and affairs are managed by or under the direction of the board of directors. On April 2, 2019, the Board adopted the Mandate of the Board of Directors (“Board Mandate”), which addresses matters such as composition of the Board, meetings, delegation of authority, and duties of the Board. Pursuant to the Board mandate, the Board is responsible for approving: (i) the size of the Board; (ii) the selection of the Chair of the Board; (iii) the candidates nominated for election to the Board; (iv) the structure and members of Board committees and appointment of committee chairs; and (v) director compensation. Further information on the Board Mandate can be found on the investor relations portal on our website at investors.medmen.com. The information on our website is not deemed to be incorporated in this proxy statement or to be part of this proxy statement.

Meetings

The board of directors holds regularly scheduled meetings. Pursuant to the Board Mandate, the Board will meet at least four (4) times per year and the independent directors of the Board will hold periodic meetings at which non-independent directors and management are not in attendance.

During the fiscal year ended June 26, 2021, The board of directors held 20 meetings, the Audit Committee held six meetings, the Compensation Committee held one meeting, and the Corporate Governance and Nominating Committee held no meetings. In fiscal 2021, each person serving as a director attended at least 75% of the total number of meetings of our board of directors and any committee on which he or she served.

Our directors are encouraged to attend our Annual Meeting of Shareholders. None of our directors attended the annual general meeting held on November 10, 2020.

Board Leadership Structure

The Board does not have a policy on whether or not the role of the Chief Executive Officer and Chairman should be separate or, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Currently, we operate with Mr. Serruya serving as our Chairman and our Chief Executive Officer. We currently believe that Mr. Serruya serving in both capacities best serves the Company and suits the talents, expertise and experience that Mr. Serruya brings to the Company.

The Board has not appointed a lead independent director; instead the presiding director for each executive session is rotated among the chairs of our committees.

Risk Oversight

Pursuant to the Board Mandate, the Board is responsible for identifying the principal risks of the Company’s business and reviewing the risk management systems senior management has implemented to effectively monitor and manage such risks. The Board does not have a standing risk management committee and instead administers this oversight function directly through the board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. Our board of directors fulfills its oversight role through the operations of its various committees, including our audit committee, compensation committee and corporate governance and nominating committee. Our board of directors receives periodic reports on each committee’s activities. Our audit committee has responsibility for risk oversight in connection with its review of our financial reports filed with the SEC and on SEDAR. Our audit committee receives reports from our Chief Financial Officer and our independent auditors in connection with the review of our quarterly and annual financial statements regarding significant financial transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, our independent auditors also provide their assessment of management’s report and conclusions.

Director Independence

We are not currently subject to listing requirements of any national securities exchange that has requirements that a majority of the board of directors be “independent.” As of the date of this proxy statement, the Board has five directors, of whom four are independent within the meaning of Canadian National Instrument 52-110 — Audit Committees (“NI 52-110”). Under NI 52-110, an independent director is one who is free from any direct or indirect relationship which could, in the view of the board of directors, be reasonably expected to interfere with such director’s exercise of independent judgment and who is not otherwise deemed to be not independent. Ed Record, Melvin Elias, David Hsu, and Cameron Smith are independent directors. Michael Serruya is not considered independent because of his position as Chief Executive Officer of the Company and his beneficial ownership of and/or control over Shares and the convertible notes held by Superhero Acquisition LP.

Although the Company’s securities are not listed on NASDAQ, solely for disclosure purposes in accordance with SEC rules, we also use the definition of “independence” of NASDAQ to make this determination. Nasdaq Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the Company’s Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NASDAQ listing rules provide that a director cannot be considered independent if:

•        the director is, or at any time during the past three (3) years was, an employee of the company;

•        the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of twelve (12) consecutive months within the three (3) years preceding the independence determination (subject to certain exemptions, including, among other things, compensation for board or board committee service);

•        the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exemptions);

•        the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three (3) years, any of the executive officers of the company served on the compensation committee of such other entity; or

•        the director or a family member of the director is a current partner of the Company’s outside auditor, or at any time during the past three (3) years was a partner or employee of the Company’s outside auditor, and who worked on the Company’s audit.

Under such definitions, our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our Board has determined that Ed Record, Melvin Elias, David Hsu, and Cameron Smith are all independent directors of the Company. However, our shares are not currently quoted or listed on any national exchange or interdealer quotation system with a requirement that a majority of our Board be independent and, therefore, the Company is not subject to any director independence requirements.

Assessments

The Board monitors the adequacy of information given to directors, communication between the Board and management and the strategic direction and processes of the Board and committees.

Orientation and Continuing Education

Each new director is given an outline of the nature of the Company’s business, its corporate strategy and current issues within the Company. New directors are also required to meet with management of the Company to discuss and better understand the Company’s business and are given the opportunity to meet with counsel to the Company to discuss their legal obligations as director of the Company.

In addition, management of the Company takes steps to ensure that its directors and officers are continually updated as to the latest corporate and securities policies which may affect the directors, officers and committee members of the Company as a whole. The Company continually reviews the latest securities rules and stock exchange policies. Any changes or new requirements are then brought to the attention of the Company’s directors either by way of director or committee meetings or by direct communications from management to the directors.

Ethical Business Conduct

Our board of directors has found that the fiduciary duties placed on individual directors by our governing corporate legislation and the common law and the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of our board of directors in which the director has an interest have been sufficient to ensure that our board of directors operates independently of management and in the best interests of the Company. Further, the Company’s auditor has full and unrestricted access to the Audit Committee at all times to discuss the audit of the Company’s financial statements and any related findings as to the integrity of the financial reporting process.

Directorships

Except as noted in this proxy statement under “Proposal No. 2 — Election of Directors — Director Nominees — Biographical Information”, none of the current directors of the Company or the nominees for election as directors of the Company at the Meeting currently serve on the board of directors of other issuers that are reporting issuers (or the equivalent).

Communications with the Board

Pursuant to the Board Mandate, the Board is responsible for establishing a procedure by which shareholders may provide feedback directly to any individual director, including the independent directors as a group, the Board or any committee of the Board and by which any interested party may communicate directly with the Chair of the Board and the independent directors.

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing them c/o Corporate Secretary at the Company’s address, specifying whether the communication is directed to the entire Board or to a particular director(s). Shareholder letters will be screened, which includes filtering out improper or irrelevant topics.

Board Committees

The Board may establish one or more committees of the board of directors, however designated, and delegate to any such committee the full power of the board of directors, to the fullest extent permitted by law. Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each of the committees of our board of directors is described below. Members will serve on these committees until their resignation or until as otherwise determined by our board of directors.

The charters for each of the audit committee, compensation committee and nominating and corporate governance committee can be found on the investor relations portal on our website at investors.medmen.com. The information on our website is not deemed to be incorporated in this proxy statement or to be part of this proxy statement.

Audit Committee

Pursuant to section 224(1) of the BCBCA, the policies of the CSE and NI 52-110, the Company is required to have an Audit Committee comprised of not less than three directors, a majority of whom are not executive officers, control persons or employees of the Company or an affiliate of the Company. We have established an audit committee consisting of Mel Elias, Ed Record and David Hsu. None of the audit committee members are executive officers, control persons or employees of the Company or an affiliate of the Company. In addition, our board of directors has determined that Mel Elias, Chairman of the audit committee, is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act, and that Mel Elias, Ed Record and David Hsu are “financially literate” as defined in NI 52-110.

Audit Committee Oversight

At no time since the commencement of the Company’s most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board.

The audit committee’s duties, which are specified in our audit committee Charter, include, but are not limited to:

•        assist the Board in the discharge of its duties relating to the Corporation’s financial reporting, including the audits of the Corporation’s financial statements and the integrity of the Corporation’s financial statements and internal controls;

•        establish and maintain a direct line of communication with the Corporation’s external auditor and assess their performance and independence;

•        oversee the work of the external auditor engaged to prepare or issue an auditor’s report or to prepare other audit, review or attest services for the Corporation, including resolution of disagreements between management and the external auditor regarding financial reporting;

•        ensure that management has designed, implemented and is maintaining an effective system of internal controls and disclosure controls and procedures;

•        monitor the credibility and objectivity of the Corporation’s financial reports;

•        report regularly to the Board on the fulfillment of the Committee’s duties, including any issues that arise with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance and independence of the external auditor or the internal audit function;

•        assist, with the assistance of the Corporation’s legal counsel, the Board in discharging its duties relating to the Corporation’s compliance with legal and regulatory requirements; and

•        assist the Board in discharging its duties relating to risk assessment and risk management.

Reliance on Certain Exemptions

The Company is a “venture issuer” as defined in NI 52-110 and as such is exempt from the requirements of Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.

Compensation Committee

Our compensation committee currently consists of Cameron Smith, who is the chair of the committee, David Hsu and Michael Serruya. Each member of our compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. The functions of the compensation committee include:

•        reviewing and, if deemed appropriate, recommending to our board of directors policies, practices and procedures relating to the compensation of our directors, officers and other managerial employees and the establishment and administration of our employee benefit plans;

•        determining or recommending to the board of directors the compensation of our executive officers; and

•        advising and consulting with our officers regarding managerial personnel and development.

Corporate Governance and Nominating Committee

Our corporate governance and nominating committee currently consists of Edward Record and Michael Serruya. The corporate governance and nominating committee has adopted a committee charter, which details the principal functions of the committee, including:

•        Develop and recommend to the Board a set of corporate governance guidelines, policies and procedures, and annually assess the Company’s corporate governance guidelines, policies and procedures, as well as the charter for the Board committees.

•        Make recommendations regarding the size and composition of the Board with a view to maintain the composition of the Board in a way which provides the best mix of skills, experience, age, gender and diversity to guide the long-term strategy and ongoing business operations of the Company.

•        Establish and recommend to the Board, qualification criteria for the selection of directors to serve on the Board and annually review the appropriate experience, skills and characteristics required of each existing and new director of the Company.

•        Approve an appropriate orientation and education program for directors and oversee the training and orientation of directors, and evaluate the performance and effectiveness of the Board, the Chair, and each committee.

•        Review and recommend to the Board, succession planning programs for Senior Executives and contingency preparedness.

Nomination of Directors

In recommending nominations to the Board, the corporate governance and nominating committee is to (i) consider whether the candidate’s competencies, skills and personal qualities are aligned with the Company’s needs and any criteria for selecting new directors established by the corporate governance and nominating committee; (ii) consider the commitment of time and resources that the candidate is able to devote to the Company as a member of the Board in light of what the Company expects from the candidate; (iii) consider the recommendations of the Chair of the Board, if any; and (iv) ensure that the candidate understands the demands and expectations of being a director of the Company. Although the Company does not have a policy regarding diversity, the value of diversity on the Board is considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. The corporate governance and nominating committee seeks a broad range of perspectives and considers both the personal characteristics (gender, ethnicity, age) and experience (industry, professional, public service) of directors and prospective nominees to the Board. The corporate governance and nominating committee will recommend to the Board nominees as appropriate based on these principles. Directors are encouraged to identify potential candidates. The Company also encourages its executives to identify potential candidates to be considered for a Board position. Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address of the Company.

Compensation

Please refer to “Executive Compensation” above for a description of the process undertaken to date for the determination of the compensation of the directors and the Chief Executive Officer of the Company.

EXECUTIVE OFFICERS

The following table provides certain information regarding our executive officers as of the date of this proxy statement:

NAME	AGE	POSITION
Rozlyn Lipsey	51	Chief Operating Officer
Ana Bowman	53	Chief Financial Officer
Tyson Rossi	44	Chief Strategy Officer

Biographical Information

Information about Michael Serruya, our CEO, is set forth above under “Proposal No. 2 — Election of Directors.”

Rozlyn Lipsey was appointed as Chief Operating Officer in October 2021 and has been employed at the Company since January 2019, serving as Director Wholesale until July 2019, Vice President, Wholesale until October 2019 and then the Company’s Senior Vice President of Business Operations. Prior to that, from October 2014 to December 2018, she was employed at Jokake Management Services, Inc., which, during that period, contracted out Ms. Lipsey’s services as President at WhiteStar Solutions, a real estate, rental and leasing company. Ms. Lipsey holds a Bachelor of Economics from Allegheny College and a Master of Business Administration from Kent State University.

Ana Bowman was appointed as Chief Financial Officer in February 2022. Previously, since April 2021, she was Vice President, Financial Reporting and FP&A at Tilray Brands, Inc., (Nasdaq: TLRY), a global cannabis lifestyle and consumer packaged goods company, previously serving as Global Controller since April 2020. Prior to that, from September 2015 to April 2020, Ms. Bowman was Controller at Omeros Corporation, (Nasdaq: OMER), a biopharmaceutical company. Ms. Bowman received a BA in Business Administration, Accounting from the University of Washington.

Tyson Rossi was appointed Chief Strategy Officer in January 2022, previously serving as Senior Vice President of Product and Revenue since July 2021 and Head of Product since February 2021. Previously, from August 2016 to August 2019, Mr. Rossi was Chief Operating Officer of Bodee Holdings Inc., a consulting company that he co-founded that provides services for the commercialization of cannabis and CBD, and from August 2015 to September 2016, he was Chief Marketing Officer for Flourish Cannabis, a multi-state operator that sold edibles products.

Family Relationships

There are no family relationships between any of the directors or executive officers of MedMen.

EXECUTIVE COMPENSATION

Overview of Executive Compensation

The Board is authorized to review and approve annually all compensation decisions relating to the executive officers of the Company. In accordance with reduced disclosure rules applicable to emerging growth companies as set forth in Item 402 of Regulation S-K, this section explains how the Company’s compensation program is structured for its Chief Executive Officer and the other executive officers named in the Summary Compensation Table (the “named executive officers”).

Compensation Governance

The Board has not adopted any formal policies or procedures to determine the compensation of the Company’s directors or executive officers. The compensation of the directors and executive officers is determined by the Board, based on the recommendations of the Compensation Committee. Recommendations of the Compensation Committee are made giving consideration to the objectives discussed below and, if applicable, considering applicable industry data.

The Compensation Committee currently consists of three directors: Cameron Smith, David Hsu, and Michael Serruya, all of whom have direct and indirect experience relevant to their roles as members of the Compensation Committee. For details regarding the experience of the members of the Compensation Committee, see “Proposal No. 2 — Election of Directors.”

The role and responsibility of the Compensation Committee is to assist the Board in fulfilling its responsibilities for establishing compensation philosophy and guidelines. Additionally, the Compensation Committee has responsibility for fixing compensation levels for the directors and executive officers and for entering into employment, severance protection, change in control and related agreements and plans for the CEO and other executive officers, provided that any individual agreement with the CEO is subject to Board approval. In addition, the Compensation Committee is charged with reviewing the 2018 Plan) and proposing changes thereto, approving any awards of options under the 2018 Plan and recommending any other employee benefit plans, incentive awards and perquisites with respect to the directors and executive officers. The Compensation Committee is also responsible for reviewing, approving and reporting to the Board annually (or more frequently as required) on the Company’s succession plans for its executive officers.

The Compensation Committee endeavors to ensure that the philosophy and operation of the Company’s compensation program reinforces its culture and values, creates a balance between risk and reward, attracts, motivates and retains executive officers over the long-term and aligns their interests with those of the Company’s shareholders. In addition, the Compensation Committee is to review the Company’s annual disclosure regarding executive compensation for inclusion where appropriate in the Company’s disclosure documents.

Elements of Compensation

Base Salary

Base salary is the fixed portion of each executive officer’s total compensation. It is designed to provide income certainty. In determining the base level of compensation for the executive officers, weight is placed on the following factors: the particular responsibilities related to the position, salaries or fees paid by companies of similar size in the industry, level of experience of the executive and overall performance and the time which the executive officer is required to devote to the Company in fulfilling his or her responsibilities.

Short-Term Incentive Awards

A cash incentive payment or bonus is a short-term incentive that is intended to reward each executive officer for his or her individual contribution and performance of personal objectives in the context of overall corporate performance. Cash bonuses are designed to motivate executive officers to achieve personal business objectives and to be accountable for their relative contribution to the Company’s performance, as well as to attract and retain executives. In determining compensation and, in particular, bonuses, the Compensation Committee and the Board consider factors over which the executive officer can exercise control, such as their role in identifying and completing acquisitions and integrating such acquisitions into the Company’s business, meeting any budget targets established by controlling costs, taking successful advantage of business opportunities and enhancing the competitive and business prospects of the Company.

Long-Term Equity Incentive Awards

Long-term incentives are intended to align the interests of the Company’s directors and executive officers with those of the shareholders and to provide a long-term incentive that rewards these parties for their contribution to the creation of shareholder value. In establishing the number of, Long-Term Incentive Plan (“LTIP”) Units, Options and RSU Awards to be granted, reference is made to the recommendations made by the compensation committee as well as, from time to time, the number of similar awards granted to officers and directors of other publicly-traded companies of similar size in the same business as the Company. The compensation committee and the Board also consider previous grants of Options or RSU Awards and the overall number of Options or RSU Awards that are outstanding relative to the number of outstanding securities in determining whether to make any new grants of Options or RSU Awards and the size and terms of any such grants. With respect to executive officers, the compensation committee and the Board also consider the level of effort, time, responsibility, ability, experience and level of commitment of the executive officer in determining the level of long-term equity incentive awards. With respect to directors, the compensation committee and the Board also consider committee assignments and committee chair responsibilities, as well as the overall time requirements of the Board members in determining the level of long-term equity incentive awards.

Summary Compensation Table

The following table sets forth all compensation paid to or earned by the named executive officers of the Company during the fiscal years ended June 26, 2021 and June 27, 2020.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Tom Lynch(2)	2021	—	—	$635,553	$16,607	—	—	$652,160
Former Chief Executive Officer	2020	—	—	—	—	—	—	—
Reece Fulgham(3)	2021	—	—	—	—	—	—	—
Former Chief Financial Officer
Tim Bossidy(4)	2021	—	—	$635,553	$16,607	—	—	$652,160
Former Chief Operating Officer
Mike Lane(5)	2021	$275,001	—	$121,328	$50,226	—	—	$446,555
Former Chief Information Officer	2020	$253,717	—	$27,500	$76,903	—	—	$358,120
Tracy McCourt(6)	2021	$299,000	—	—	$40,854	—	—	$339,854
Former Chief Revenue Officer
Zeeshan Hyder(7)	2021	$180,865	—	$171,554		—	—	$352,419
Former Chief Financial Officer	2020	$541,563	—	$350,706	—	—	—	$892,269

____________

(1)      The amounts disclosed above reflect the full grant date fair values in accordance with FASB ASC Topic 718. See “Note 21 — Share-Based Compensation” to our consolidated financial statements for the fiscal year ended June 26, 2021.

(2)      Mr. Lynch resigned in November 2021. Mr. Lynch is a Partner and Senior Managing Director at SierraConstellation Partners LLC (“SCP”), which in March 2020 was retained to support the Company in the development and execution of its turnaround and restructuring plan. For a description of the terms of the Management Services Agreement, see “Certain Relationships and Related Transactions.” During the fiscal year ended June 26, 2021, Mr. Lynch was granted options to purchase 124,868 Shares with an exercise price of $0.17 per share and an aggregate of 1,696,135 RSUs. For further information, see “Employment and Severance Agreements.”

(3)      Mr. Fulgham resigned in February 2022. Mr. Fulgham is a Managing Director at SCP, which in March 2020 was retained to support the Company in the development and execution of its turnaround and restructuring plan. For a description of the terms of the Management Services Agreement, see “Certain Relationships and Related Transactions.”

(4)      Mr. Bossidy resigned in October 2021. Mr. Bossidy is Senior Director at SCP, which in March 2020 was retained to support the Company in the development and execution of its turnaround and restructuring plan. For a description of the terms of the Management Services Agreement, see “Certain Relationships and Related Transactions.”

(5)      Mr. Lane became Chief Information Officer in June 2020, had been employed by the Company since 2018 and resigned, effective October 8, 2021. During the year ended June 26, 2021, Mr. Lane was granted options to purchase 377,644 Subordinate Voting Shares with an exercise price of $0.17 per share and 1,324,098 RSUs.

(6)      Ms. McCourt was appointed Chief Revenue Officer on December 7, 2020 and resigned on February 8, 2022. During the fiscal year ended June 26, 2021, Ms. McCourt was granted options to purchase 307,180 Subordinate Voting Shares with an exercise price of $0.20 per share.

(7)      Mr. Hyder became Chief Financial Officer in October 2019 and resigned on December 16, 2020. See also “Employment and Severance Agreements” below for further information. During the fiscal year ended June 26, 2021, Mr. Hyder was granted options to purchase 377,644 Subordinate Voting Shares with an exercise price of $0.17 per share and 1,324,098 RSUs.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information with respect to option awards held by the named executive officers as of June 26, 2021.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Tom Lynch(2)	124,868	—	$0.18	9/9/2025	—	—
Reece Fulgham	—	—	—	—	—	—
Tim Bossidy(2)	124,868	—	$0.18	—	—	—
Mike Lane(3)	—	543,471	$2.16	9/9/2025	543,471	$1,175,885
	76,490	20,130	$4.27	5/29/2028	20,130	$85,963
	377,644	—	$0.18	9/9/2025	—	—
Tracy McCourt(4)	307,180	—	$0.20	12/7/2025	—	—
Zeeshan Hyder	—	—	—	—	—	—

____________

(1)      Assumes CAD/USD exchange rate of $0.813405. Market value of stock awards is based on the closing price per share on June 25, 2021 on the CSE.

(2)      For each person, the options were granted on September 9, 2020 and vested immediately upon grant.

(3)      Options exercisable for 543,471 Shares were granted on July 31, 2019 and vested as follows: 33% when the share price on the CSE surpasses C$15.00, 33% when the share price surpasses C$30.00 and 33% when the share price surpasses C$60.00. Options exercisable for 96,620 Shares vested as follows: 25% on the one-year anniversary of the grant date of May 29, 2018 and 1/48 per month thereafter. Options exercisable for 377,644 Shares were granted on September 9, 2020 and vested immediately upon grant.

(4)      Options were granted on December 7, 2020 and vested immediately upon grant.

Employment and Severance Agreements

Chief Financial Officer

In connection with her appointment as Chief Financial Officer, Ana Bowman and the Company entered into a letter agreement whereby Ms. Bowman will receive an annual salary of $275,001 and will participate in the Company’s 2020 Employee Bonus Program (the “Program”) which, unless otherwise determined by the Compensation Committee, in its sole discretion, any performance bonuses granted under the Program will be comprised of 80% restricted stock units (RSUs) and 20% stock options (herein referred to as the “Awards”) granted pursuant to the Company’s 2018 Stock and Incentive Plan. The value of the Awards granted under the Program will equal up to 100% of Ms. Bowman’s applicable salary and may be subject to change only upon approval by the Compensation Committee in its sole discretion. Additionally, in the event a change of control of the Company any unvested stock Awards outstanding on the date of the change of control will immediately vest. Furthermore, if during the 12-month period commencing on the date of the change of control, the Company terminates Ms. Bowman without cause or Ms. Bowman initiates a termination of employment by resigning for good reason (reduction in compensation or material change in duties and responsibilities), Ms. Bowman shall receive six (6) months of her base salary at the time of employment termination.

Sierra Constellation Partners

On July 12, 2021, in connection with Mr. Lynch’s appoint as permanent Chief Executive Officer (“CEO”), the Company and SierraConstellation Partners LLC (“SCP”) entered into a Transaction and Retention Bonus Agreement (the “Retention Agreement”). Previously, in March 2020, the Company retained SCP, an interim management and advisory firm, to support the Company in the development and execution of its turnaround and restructuring plan and Mr. Lynch to serve as the Company’s interim Chief Executive Officer. Mr. Lynch is a Partner and Senior Managing Director at SCP. For fees paid to SCP, of which Mr. Lynch, the Company’s former Chief Executive Officer, is a Partner and Senior Managing Director, see “Certain Relationships and Related Transactions.”

Pursuant to the Retention Agreement, the Company paid SCP, in connection with the CEO’s continued service, a bonus award in the aggregate amount of $750,000, $500,000 of which would become payable upon the consummation of a transaction that occurred prior to June 1, 2022, and $250,000 of which would become payable on June 1, 2022, each subject to the CEO’s continued service. If a transaction was not consummated prior to June 1, 2022, the transaction bonus amount would not become payable and would be forfeited. As a condition of SCP receiving any portion of the bonus award, Mr. Lynch must have continuously and actively served as CEO of the Company on the applicable payment date of each part of the award. If the CEO’s service with the Company terminated prior to any payment date, the bonus award would not become payable.

On November 21, 2021, the Company provided notice to SCP of its termination of the Retention Agreement. As a result of the termination of the Retention Agreement, the Board also terminated Mr. Lynch as Chief Executive Officer of the Company. In connection with his termination, the Company and Mr. Lynch entered into a Mutual Release and Separation Agreement pursuant to which the Company agreed that 124,868 stock options with an exercise price of C$0.22 per share and 214,030 stock options with an exercise price of C$0.355 per share will continue to remain exercisable for a period of six months from the date of the Separation Agreement. Furthermore, 477,531 unvested RSUs vested immediately and the remaining 1,432,591 RSUs were immediately terminated and forfeited.

Separation Agreement

On December 31, 2020, in connection with the resignation of Zeeshan Hyder as Chief Financial Officer, the Company and Mr. Hyder entered into a Separation Agreement. Pursuant to the terms of the Separation Agreement, (a) Non-Qualified Stock Options exercisable for 377,644 shares of Shares, which were granted to Mr. Hyder on September 9, 2020 with an exercise price per share of C$0.22, will remain exercisable for a period of three months after the filing by the Company of a Registration Statement on Form S-8 that includes the shares underlying such options, (b) 248,268 Restricted Stock Units (“RSUs”), which were part of an award of 1,324,098 RSUs granted on September 9, 2020, immediately vested, and (c) 123,007 shares, which were part of a Restricted Stock Award of 173,656 shares granted on July 30, 2019, immediately vested. As of December 31, 2020, Mr. Hyder also held vested stock options exercisable for 162,291 shares at an exercise price of C$5.25 per share, which were granted on May 29, 2018, that will be exercisable for a period of three months after his departure. All remaining unvested awards held by Mr. Hyder were immediately forfeited and terminated pursuant to the terms of the 2018 Stock and Incentive Plan and applicable award agreements.

Equity Compensation Plan Information

The Company has adopted the 2018 Plan under which the Company may issue various types of equity instruments to any employee, officer, consultant, advisor or director. For further information about the 2018 Plan, see “Proposal No. 3 — Approval of Amendment to 2018 Stock and Incentive Plan to Set the Shares Subject to the Plan to 200,000,000 Shares plus all Shares Underlying Outstanding Awards as of April 1, 2021.”

DIRECTOR COMPENSATION

The Company’s non-employee directors each receive an annual fee, which is paid on a quarterly basis, of $250,000, of which one-third is paid in cash and two-thirds is paid in Shares. The number of shares is based upon the higher of the closing share price on the CSE on either of the two days prior to each individual non-employee director’s appointment to the Board. In addition, the Chairperson of the Audit Committee receives an additional $50,000 annually, which is paid on a quarterly basis, in the form of Shares, the number of which is based on the closing price of the Shares on the CSE as of the last trading day of the fiscal quarter. The annual fee for non-employee directors is reviewed annually. Directors are also reimbursed for Company-related out-of-pocket expenses, including travel expenses.

The following table sets forth all compensation paid to or earned by each non-employee director of the Company during fiscal year 2021.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Niki Christoff (former director)(3)	$87,500	$84,674	$172,174
Melvin Elias	$87,500	$110,000	$197,500
Al Harrington (former director)(3)	$65,138	$72,803	$137,941
Errol Schweizer (former director)(3)	$87,500	$100,000	$187,500
Cameron Smith	$87,500	$110,000	$197,500
Benjamin Rose (former director)(3)	$60,833	$75,725	$136,558
Christopher Ganan (former director)(3)	$39,954	$79,909	$119,863

____________

(1)      The amounts disclosed above reflect the full grant date fair values in accordance with FASB ASC Topic 718. See “Note 21 — Share Based Compensation” to our consolidated financial statements for the year ended June 26, 2021. For each director, the number of shares issued was determined by dividing the issue date value of the award by the closing price of the Subordinate Voting Shares on the date of issuance.

(2)      During fiscal year ended 2021, the directors received the following Shares as part of their compensation:

Ms. Christoff – 271,436 Shares

Mr. Elias – 362,704 Shares

Mr. Harrington – 423,155 Shares

Mr. Schweizer – 551,160 Shares

Mr. Smith – 362,704 Shares

Mr. Rose – 323,193 Shares

Mr. Ganan – 232,897 Shares

(3)      Ms. Christoff and Mr. Harrington resigned as directors in October 2021. Mr. Schweizer resigned as a director in January 2022. Mr. Rose resigned as a director on December 14, 2020. Mr. Ganan’s term as a director expired on November 10, 2020.

Compensation Committee Interlocks and Insider Participation

Our compensation committee currently consists of Cameron Smith, David Hsu, and Michael Serruya, none of whom currently is, or formerly was, an officer or employee of MedMen, during fiscal 2021. None of our executive officers served as a member of the board of directors or compensation committee of any other company that had one or more executive officers serving as a member of our board of directors or compensation committee, during fiscal 2021.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers, and the persons who beneficially own more than ten percent of our Shares, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us. Based solely on the reports received by us and on the representations of the reporting persons, we believe that our directors and executive officers complied with all applicable filing requirements during the fiscal year ended June 26, 2021, except (i) Reece Fulgham did not timely file a Form 3; (ii) Timothy Bossidy, Thomas Lynch and Tracy McCourt each have not timely filed a Form 4 reporting one transaction; (iii) Nicole Christoff, Al Harrington, Errol Schweizer and each have not timely filed a Form 4 reporting two transactions; (iv) Melvin Elias and Cameron Smith each have not timely filed two Form 4’s reporting three transactions, and (v) former director Benjamin Rose filed one late Form 4 reporting four transactions.

Further, based solely on the reports received by us and on the representations of the reporting persons, we believe each greater than ten percent holder complied with all applicable filing requirements during the fiscal year ended June 26, 2021, except (i) Wicklow Capital Inc. (“Wicklow”), Gotham Green Partners LLC (“GGP”), and Parallax Volatility Advisers, L.P. (“Parallax”) each did not file timely a Form 3; (ii) Wicklow has not timely filed two late Form 4s reporting two transactions; and (ii) GGP filed one late Form 4 reporting transactions relating to certain convertible notes and warrants under the Company’s Convertible Facility.

ADDITIONAL INFORMATION

Additional information relating to MedMen can be found under its profile on the SEC;s website at www.sec.gov or on SEDAR at www.sedar.com. Our consolidated comparative annual financial statements are included in our 2021 Annual Report, which was filed with the SECand on SEDAR on September 24, 2021. We will furnish a copy of our 2021 Annual Report (excluding exhibits, except those that are specifically requested) without charge to any shareholder who so requests by writing to our Corporate Secretary at:

Medmen Enterprises Inc.

10115 Jefferson Boulevard

Culver City, California 90232

The 2021 Annual Report is also available free of charge on the “Investors” section of our website at www.invetors.medmen.com and on the SEC’s website at www.sec.gov. By writing to us, shareholders also may obtain, without charge, a copy of our articles, code of conduct and Board standing committee charters.

APPROVAL

The contents of this Circular and the sending thereof to the MedMen Shareholders have been approved by the MedMen Board.

DATED this 11th day of March, 2022.

BY ORDER OF THE BOARD

/s/ Michael Serruya
Michael Serruya, Chief Executive Officer and Chairman

Appendix A

2018 PLAN AND AMENDMENT

MedMen Enterprises Inc.
2018 stock and INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: May 28, 2018
APPROVED BY THE COMPANY’S SHAREHOLDERS: May 28, 2018

Section 1. Purpose

The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and Non-Employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.

Section 2. Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)     “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b)    “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(c)     “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 10(b) of the Plan.

(d)    “Board” shall mean the Board of Directors of the Company.

(e)     “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)     “Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. At any time that the Company is considered a “foreign private issuer” for purposes of the Securities Act and the Exchange Act, the Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3.

(g)    “Company” shall mean MedMen Enterprises Inc., a British Columbia corporation, and any successor corporation.

(h)    “Consultant” means, in relation to the Company, an individual or a Consultant Company, other than an Employee, Director or Officer of the Company, that:

(i)     is engaged to provide on a continuous bona fide basis, consulting, technical, management or other services to the Company or to an Affiliate of the Company, other than services provided in relation to a distribution;

(ii)    provides the services under a written contract between the Company or the Affiliate and the individual or the Consultant Company;

(iii)   in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate of the Company; and

(iv)   has a relationship with the Company or an Affiliate of the Company that enables the individual to be knowledgeable about the business and affairs of the Company.

Appendix A-1

(i)     “Consultant Company” means for an individual Consultant, a company or partnership of which the individual is an employee, shareholder or partner.

(j)     “CSE” means the Canadian Securities Exchange.

(k)    “Director” shall mean a member of the Board.

(l)     “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(m)   “Effective Date” shall mean the date the Plan is adopted by the Board, as set forth in Section 12 of the Plan.

(n)    “Eligible Person” shall mean any employee, officer, Non-Employee Director, or Consultant providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

(o)    “Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.

(p)    “Fair Market Value” with respect to one Share as of any date shall mean (a) if the Shares are listed on the CSE or any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on the last trading day prior to such date, if no sale of Shares shall have occurred on such date, on the next preceding date on which there was a sale of Shares. Notwithstanding the foregoing, for the purposes of establishing the exercise price of any Options, the Fair Market Value (a) in the event that the Shares are listed on the CSE, shall not be lower than the greater of the closing of the market price of the Shares on the CSE on (i) the prior trading day, and (ii) the date of grant of the Options; (b) if the Shares are not so listed on the CSE or any established stock exchange, shall be the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, shall be the per share value of one Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

(q)    “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(r)     “Non-Employee Director” shall mean a Director who is not also an employee of the Company or any Affiliate.

(s)     “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(t)     “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

(u)    “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(v)    “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(w)    “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(x)    “Plan” shall mean the Company’s 2018 Stock and Incentive Plan, as amended from time to time.

(y)    “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(z)     “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date, provided that in the case of Participants who are liable to taxation under the Tax Act in respect of amounts payable under the Plan, that such date shall not be later than December 31of the third calendar year following the year services were performed in respect of the corresponding Restricted Stock Unit awarded.

(aa)   “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(bb)  “Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

Appendix A-2

(cc)   “Share” or “Shares” shall mean Class B Subordinate Voting Shares in the capital of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

(dd)  “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(ee)   “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

(ff)    “Tax Act” means the Income Tax Act (Canada).

(gg)  “U.S. Award Holder” shall mean any holder of an Award who is a “U.S. person” (as defined in Rule 902(k) of Regulation S under the Securities Act) or who is holding or exercising Awards in the United States.

Section 3. Administration

(a)     Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7 of the Plan; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7 of the Plan, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7 of the Plan; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of the jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)    Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority in such a manner as would cause the Plan not to comply with applicable exchange rules or applicable corporate or securities law.

(c)     Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of all applicable securities rules and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate. In addition, in the event that the Board has not appointed a Committee, all references to “Committee” under the Plan shall refer to the Board.

Appendix A-3

(d)    Indemnification. To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

Section 4. Shares Available for Awards

(a)      Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be the number of Shares as determined by the Board from time to time. The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below.

(b)    Counting Shares. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(i)     Shares Added Back to Reserve. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation on Awards or Shares covered by an Award that are settled in cash), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)    Cash-Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iii)   Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)     Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, arrangement, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitation contained in Section 4(d) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d)     Additional Award Limitations. If, and so long as, the Company is listed on the CSE, the aggregate number of Shares issued or issuable to persons providing investor relations activities (as defined in CSE policies) as compensation within a one-year period, shall not exceed 1% of the total number of Shares then outstanding.

Appendix A-4

Section 5. Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company and/or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term, as used herein, includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards

(a)     Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan, as the Committee shall determine:

(i)     Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)    Option Term. The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant. Notwithstanding the foregoing, in the event that the expiry date of an Option held by a non-U.S. Award Holder falls within a trading blackout period imposed by the Company (a “Blackout Period”), and neither the Company nor the individual in possession of the Options is subject to a cease trade order in respect of the Company’s securities, then the expiry date of such Option shall be automatically extended to the 10th business day following the end of the Blackout Period.

(iii)   Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a fair market value on the exercise date equal to the applicable exercise price, in which payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)    Promissory Notes. Notwithstanding the foregoing, the Committee may not permit payment of the exercise price, either in whole or in part, with a promissory note.

(B)    Net Exercises. The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

(iv)   Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)    The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(B)    Subject to adjustment pursuant to Section 4(c) of the Plan, the maximum number of Shares that may be issued pursuant to Incentive Stock Options shall not exceed 2,877,518 Shares.

Appendix A-5

(C)    All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

(D)    Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(E)    The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(F)    Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)    Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that, subject to applicable law and securities exchange rules, the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations in Section 6(a)(ii) of the Plan applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)     Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)     Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e) of the Plan.

(ii)    Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for

Appendix A-6

the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)   Forfeiture. Except as otherwise determined by the Committee or as provided in an Award Agreement, upon a Participant’s termination of employment or service or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company for cancellation at no cost to the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)    Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

(e)     Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award, and (ii) dividend and Dividend Equivalent amounts may be accrued but shall not be paid unless and until the date on which all conditions or restrictions relating to such Award have been satisfied, waived or lapsed.

(f)     General

(i)     Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)    Limits on Transfer of Awards. Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Where the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such permitted transfer shall be for no value and in accordance with all applicable securities rules. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

Appendix A-7

(iii)   Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal, provincial or state securities laws and regulatory requirements and securities exchange requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal, provincial or state securities or other laws, rules or regulations (including the rules of any applicable securities exchange) as may be determined by the Company to be applicable are satisfied.

(iv)   Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) of the Plan, the Committee may not, without prior approval of the Company’s shareholders and applicable securities exchange approval, seek to effect any repricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Performance Awards or Other Stock-Based Awards in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

(v)    Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

(vi)   Acceleration of Vesting or Exercisability. No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event, unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change-in-control event.

Section 7. Amendment and Termination; Corrections

(a)     Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity

Appendix A-8

or securities exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders of the Company in order to:

(i)     amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)    amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)   make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A), and no action taken to comply shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof; or

(iv)   amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

Notwithstanding the foregoing and for greater certainty, prior approval of the shareholders of the Company shall be required for any amendment to the Plan or an Award that would:

(i)     require shareholder approval under securities exchange rules or regulations applicable to the Company;

(ii)    permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(f)(iv) of the Plan;

(iii)   permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan;

(iv)   permit Awards to be transferable other than as provided in Section 6(f)(ii) of the Plan;

(v)    amend this Section 7(a); or

(vi)   increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a) and Section 6(b) of the Plan or extend the terms of any Options beyond their original expiry date.

(b)    Corporate Transactions. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:

(i)     either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

Appendix A-9

(ii)    that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the shares of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)   that, subject to Section 6(f)(vi) of the Plan, the Award shall be fully exercisable or fully payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)   that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c)     Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the shareholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8. Income Tax Withholding

In order to comply with all applicable federal, provincial, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, provincial, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. Without limiting the foregoing, in order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any applicable limitations under ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9. U.S. Securities Laws

Neither the Awards nor the securities which may be acquired pursuant to the exercise of the Awards have been registered under the Securities Act or under any securities law of any state of the United States of America and are considered “restricted securities” (as such term is defined in Rule 144(a)(3) under the Securities Act and any Shares shall be affixed with an applicable restrictive legend as set forth in the Award Agreement. The Awards may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the Securities Act and the securities laws of all applicable states or available exemptions therefrom, and the Company has no obligation or present intention of filing a registration statement under the Securities Act in respect of any of the Awards or the securities underlying the Awards, which could result in such U.S. Award Holder not being able to dispose of any Shares issued on exercise of Awards for a considerable length of time. Each U.S. Award Holder or anyone who becomes a U.S. Award Holder, who is granted an Award in the United States, who is a resident of the United States or who is otherwise subject to the Securities Act or the securities laws of any state of the United States will be required to complete an Award Agreement which sets out the applicable United States restrictions.

Section 10. General Provisions

(a)     No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

Appendix A-10

(b)    Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)     Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)    No Rights of Shareholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e) of the Plan), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e)     No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)     No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the terms and conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)    Governing Law. The internal law, and not the law of conflicts, of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h)    Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)     No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)     Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan, agreement or arrangement.

Appendix A-11

(k)    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)     Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 11. Clawback or Recoupment

All Awards under this Plan shall be subject to recovery or other penalties pursuant to (i) any Company clawback policy, as may be adopted or amended from time to time, or (ii) any applicable law, rule or regulation or applicable securities exchange rule.

Section 12. Effective Date of the Plan

The Plan was adopted by the Board and the shareholders of the Company on May 28, 2018.

Section 13. Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on the earlier of (i) May 28, 2028, or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

Appendix A-12

AMENDMENT NO. 1

TO

MEDMEN ENTERPRISES INC.

2018 STOCK AND INCENTIVE PLAN

Pursuant to the resolutions of the Board of Directors of The MedMen Enterprises Inc. adopted on April 1, 2021, the MedMen Enterprises Inc. 2018 Stock and Incentive Plan approved by the Company on May 28, 2018 (the “Plan”) is amended as follows:

1.      Section 4(a) of the Plan is hereby deleted in its entirety and replaced with the following:

“(a)   Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be the sum of (i) 200,000,000, and (ii) all shares underlying outstanding Awards as of the effective date of the approval by the Board of Amendment No. 1 to this Plan. At no time shall the total number of Shares issuable upon exercise of all outstanding Awards exceed 30% of the then outstanding Shares (as calculated in accordance with § 260.140.45 of the Regulations of the Commissioner of Business Oversight, Division of Financial Institutions of the State of California), based on the Shares of the Company which are outstanding at the time the calculation is made. The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below.”

Appendix A-13

MedMen® MEDMEN ENTERPRISES INC.

ODYSSEY
350-409 Granville St
Vancouver, BC V6C 1T2

Form of Proxy – Annual and Special Meeting to be held on April 20, 2022

Appointment of Proxyholder
I/We being the undersigned holder(s) of **MedMen Enterprises Inc.** hereby appoint **Michael Serruya** or failing this person, **Ana Bowman**

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of MedMen Enterprises Inc. to be held virtually at web.lumiagm.com/24315995 at 9:00 am (Pacific time) or at any adjournment thereof.

	For	Against	Abstain
1. **Number of Directors.** To set the number of directors to be elected at the Meeting to at five (5).	☐	☐	☐

2. **Election of Directors.**

	For	Withhold
a. **Michael Serruya**	☐	☐
b. **Ed Record**	☐	☐
c. **Melvin Elias**	☐	☐
d. **David Hsu**	☐	☐
e. **Cameron Smith**	☐	☐

	For	Withhold	Abstain
4. **Appointment of Auditors.** Appoint MNP LLP as the auditors of the Company for the ensuing year and to authorize the board of directors of the Company to fix their remuneration.	☐	☐	☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, **this Proxy will be voted as recommended by the Board of Directors.**

Signature(s): ______________________

Date ___ / ___ / ___
MM / DD / YY

____

Interim Financial Statements – Check the box to the right if you would like to **RECEIVE** Interim Financial Statements and accompanying Management's Discussion & Analysis by mail. See reverse for instructions to sign up for delivery by email. ☐

Annual Financial Statements – Check the box to the right if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. See reverse for instructions to sign up for delivery by email. ☐

This form of proxy is solicited by and on behalf of the Board of Directors.

Proxies must be received by 9:00 am, Pacific time, on April 18, 2022.

Notes to Proxy

1. **Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual and Special Meeting**. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.
2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name appears on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the Board of Directors to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.**
6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the Meeting.
8. This proxy should be read in conjunction with the accompanying documentation provided by the Board of Directors.

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME:

X VOTE PROXY

To Vote Your Proxy Online please visit:

https://login.odysseytrust.com/pxlogin **and click on VOTE. You will require the CONTROL NUMBER printed with your address to the right. If you vote by Internet, do not mail this proxy.**

To Virtually Attend the Meeting:

You can attend the meeting virtually by visiting https://web.lumiagm.com and entering the meeting ID XXX-XXX-XXX. For further information on the virtual AGM and how to attend it, please view the management information circular of the company for the fiscal year 2019.

To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at www.odysseycontact.com

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.

Shareholder Address and Control Number Here